Filed electronically with the Securities and Exchange Commission on December 23, 1998

1933 ACT FILE NO. 33-76670
1940 ACT FILE NO. 811-8428

--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                   FORM N-1A
                        (CHECK APPROPRIATE BOX OR BOXES)

                             REGISTRATION STATEMENT
                                     UNDER
[ ]                        THE SECURITIES ACT OF 1933

[ ]                       PRE-EFFECTIVE AMENDMENT NO.

[X]                      POST-EFFECTIVE AMENDMENT NO. 9
                                     AND/OR

                             REGISTRATION STATEMENT
                                     UNDER
[ ]                    THE INVESTMENT COMPANY ACT OF 1940

[X]                             AMENDMENT NO. 10


                             ----------------------

                       THE HAVEN CAPITAL MANAGEMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                       C/O HAVEN CAPITAL MANAGEMENT, INC.
                                655 THIRD AVENUE
                           NEW YORK, NEW YORK  10017
              (Address of Principal Executive Offices)  (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 953-2322


                             ----------------------

                               COLIN C. FERENBACH
                       C/O HAVEN CAPITAL MANAGEMENT, INC.
                                655 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (Name and Address of Agent for Service)


                             ----------------------

                                WITH COPIES TO:

                            MARCIA L. MACHARG, ESQ.
                              DEBEVOISE & PLIMPTON
                             555 13TH STREET, N.W.
                             WASHINGTON, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b), or
[ ]  on (date) pursuant to paragraph (b), or

[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485, or
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2), or
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------



[COVER]

PROSPECTUS
FEBRUARY 22, 1999
HAVEN CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

THE HAVEN FUND

This prospectus contains information you should know before investing in The Haven Fund. For your own benefit, please read it before you invest and keep it for future reference.

As with all mutual fund shares the Securities and Exchange Commission has neither approved nor disapproved the Fund's shares nor passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                       PAGE
Key Facts
     -    Goal and Approach...............................................4
     -    Main Risks......................................................6
     -    Past Performance................................................9
     -    Expenses.......................................................10
     -    Financial Highlights...........................................12
     -    Management of the Fund.........................................13

Your Investment..........................................................14
     -    How To Purchase Shares.........................................14
     -    How To Redeem Shares...........................................15
     -    About Your Account.............................................16
     -    Shareholder Services...........................................19
     -    Distributions and Taxes........................................20

More About the Fund......................................................21
     -    The Exchange...................................................21
     -    About the Year 2000............................................23
     -    For More Information...........................................24



KEY FACTS

GOAL AND APPROACH

WHAT IS THE FUND'S GOAL?

The Fund seeks long-term growth of capital. To pursue this goal, the Fund invests mainly in equity securities of U.S. companies.



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests at least 65% of its assets in the equity securities of U.S. companies.

- DOMESTIC EQUITY SECURITIES. The Fund has the ability to invest in the equity securities of both large, well-known U.S. companies and smaller, less well-known U.S. companies. These domestic equity securities may include common stocks, preferred stocks, convertible securities, warrants, and equity interests in trusts, partnerships, joint ventures and real estate investment trusts. Convertible securities are corporate bonds and notes, or preferred stock, that may be converted into common stock within a set time period.

The Fund may invest the remaining 35% of its assets in foreign equity securities, in investment-grade U.S. and foreign fixed income securities of corporate or governmental issuers or in other investments.

- FOREIGN EQUITY SECURITIES. The Fund's foreign equity investments are generally equity securities of better known companies with a relatively large market capitalization, although the Fund has the ability to invest in foreign companies of any size. These companies may be publicly traded in the U.S. or on a foreign securities exchange in a foreign currency.

- INVESTMENT-GRADE FIXED INCOME SECURITIES. The Fund may invest in investment-grade fixed income securities of a variety of issuers, including domestic or foreign corporations or other entities and U.S. or foreign governments or their agencies, instrumentalities or sponsored enterprises. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in fixed income securities may provide an opportunity for long-term growth of capital when interest rates are expected to decline.

- OTHER INVESTMENTS. In order to protect the value of its foreign securities from unfavorable currency changes relative to the U.S. dollar, the Fund may, but is not obligated to, purchase forward foreign currency contracts. This allows the Fund to exchange a foreign currency for U.S. dollars on a future date at a specified exchange rate. Although not principal investment strategies, the Fund may also:

          -    lend portfolio securities;
          -    invest in restricted securities;
          -    invest in other investment companies;
          - purchase or sell securities on a when-issued or delayed delivery basis;
          -    purchase put and call options on securities and stock indexes;
          - write call options on securities and put and call options on stock indexes;
          - purchase or write interest rate and stock index futures contracts; and
          - engage in repurchase agreement transactions with respect to any securities in which it invests.

When the Fund's investment adviser believes that a defensive position is warranted, the Fund may temporarily invest without limit in cash or investment-grade short-term fixed income securities. In doing so, the Fund would not fully benefit from any broad increase in the market price of common stocks.

More information about the Fund's investment strategies is provided in the Statement of Additional Information (see back cover). Of course the Fund cannot guarantee that by following these strategies it will meet its goal.


HOW ARE THE FUND'S INVESTMENTS SELECTED?


In selecting equity securities, the Fund's investment adviser, Haven Capital Management, Inc. (Haven), focuses on the stocks of undervalued U.S. and foreign companies that, in its view:

     -    have superior financial and operating characteristics;
     -    have long-term prospects for growth; and
     -    are underpriced by the securities markets.

Haven uses fundamental analysis, in-depth field research and research and information provided by others to identify companies that appear both underpriced and positioned to benefit from the current market and economic environment. In doing so, Haven considers a variety of factors, such as:

     -    a company's financial resources;
     -    the value of its assets;
     -    its sales and earnings growth;
     -    the quality of its management; and
     -    its overall business prospects.

Haven generally sells a security when its market price equals or exceeds Haven's expected valuation of the security or when the risk of holding the security reaches levels believed unacceptable by Haven.


MAIN RISKS

Because the Fund invests mainly in equity securities, the Fund is exposed to stock market risk and stock selection risk.

     - STOCK MARKET RISK is the risk that the value of the Fund's investments will be adversely impacted when stock markets decline in value. While stocks have historically provided attractive long-term returns, their markets move in cycles. As a result, there are periods when prices rise and periods when prices decline.

          Generally speaking, stocks experience more price volatility than bonds. Also, small- and mid-capitalization stocks have historically experienced more price volatility than large-capitalization stocks. These stocks may be subject to greater volatility because:

               - there is sometimes a lower degree of liquidity (trading volume) in the market for these stocks;
               -    they may face less certain growth prospects; and
               - their cost structures may have greater sensitivity to changing economic conditions.

          Therefore, the Fund's value will increase and decrease along with stock markets in general, and this movement may be accentuated to the extent the Fund has significant holdings in small- and mid-capitalization stocks.

     - STOCK SELECTION RISK is the risk that the Fund's investments will underperform the market or other funds with similar investment objectives and investment strategies. Many factors affect the performance of a company's equity securities, including the demand for its products or services, the nature of its cost structure and the quality of the company's management.

          Stock selection risk is usually greater for equity securities of smaller, less established companies than those of larger, more established companies. This is because smaller companies typically have a narrower base of products and revenues than larger companies and may not have the depth of management necessary to address changing conditions.


          In addition to these factors, different types of stocks tend to shift in and out of favor depending on market and economic conditions. The Fund's approach to selecting undervalued securities includes the risk that the market will not recognize a security's inherent value or that a stock, which was identified as undervalued, is actually appropriately priced in the marketplace. As a result, the Fund's performance may be sometimes lower or higher than that of other types of funds, including portfolios that emphasize growth stocks.

The Fund may also invest a significant portion of its assets in foreign securities and fixed income investments, which are subject to the following risks.

     - FOREIGN INVESTMENT RISK. Due to its investments in foreign securities, the Fund is exposed to the risks of currency exchange rate fluctuations, adverse political or economic developments in foreign countries, reduced or unavailable public disclosure, and the lack of uniform accounting standards.

          Investments in foreign securities may also result in higher expenses due to the costs of converting foreign currencies into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, and the expense of maintaining securities with foreign custodians.

     - INTEREST RATE RISK AND CREDIT RISK. Due to its investments in fixed-income securities and preferred stocks, the Fund is exposed to interest rate risk and credit risk. Generally, interest rates and bond prices move inversely (that is, bond prices decline when interest rates rise and bond prices rise when interest rates decline). Therefore, the value of these investments may be expected to decline when interest rates rise.


          These investments are also subject to the risk that a decline in an issuer's creditworthiness or the credit rating of its securities during the Fund's holding periods will affect the value of the issuer's bonds and the Fund's portfolio as a whole. In order to reduce the risk of non-payment of principal or interest, the Fund invests only in fixed-income securities rated "A" or better at the time of purchase by Standard & Poor's Corporation or Moody's Investor Services, Inc. or, if unrated, fixed-income securities that are determined by the Fund's investment adviser to be of comparable quality.

The Fund tries to limit its exposure to risk by diversifying its investments. However, as with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. As a result, you could lose money investing in this Fund. More information about the risks of the Fund's investment strategies is provided in the Fund's Statement of Additional Information (see back cover).


PAST PERFORMANCE

The two tables below are designed to help you better understand the risk of investing in the Fund. The first table shows how the Fund's performance has varied from year to year. The second table compares the Fund's performance over time to that of:

     - the S&P 500R Index, a widely recognized, unmanaged index of U.S. common stocks;

     - the Lipper Growth Fund Index, an unmanaged index comprised of the largest 30 funds in the Lipper Growth Fund category; and

     -    the Wilshire 4500 Index, an unmanaged index of all U.S.
          equity securities with readily available price data not included in the S&P 500R.

Unlike the Fund's returns, the total returns of the indexes do not include the effects of any brokerage commissions, transaction fees or other costs of investing. Both tables assume that all dividends and distributions are reinvested.

TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN
(AS OF DECEMBER 31, 1998)         <Bar chart showing year-by-year total return>

                                   2.27%    26.78%    27.36%    18.87%    ___%
                                   -------------------------------------------
                                    94          95      96        97       98

BEST QUARTER: 3/31/98, up 22.79%           WORST QUARTER: 9/30/98, down 16.44%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN                                 INCEPTION
(AS OF DECEMBER 31, 1998)               1 YEAR              (6/23/94)
---------------------------------------------------------------------

Fund

S&P 500R Index

Lipper Growth Fund Index
Wilshire 4500 Index

--------------------------------------------------------------------------------

EXPENSES

This section describes the fees and expenses that you may bear indirectly if you buy and hold shares of the Fund. These may include:

- SHAREHOLDER FEES. The Fund is "no-load," which means that you don't pay any fees to buy or sell shares. As a result, all of the money you invest in the Fund goes to work immediately for you.

- ANNUAL OPERATING EXPENSES. These cover the costs of operating the Fund and include:

     - INVESTMENT ADVISORY FEES, which are paid to the investment adviser for managing the Fund;
     - DISTRIBUTION (12B-1) FEES AND EXPENSES, which are used to support the Fund's marketing and distribution efforts; and
     - OTHER EXPENSES, which are paid by the Fund for miscellaneous items such as transfer agency, custody, administration, professional and registration fees.

     Annual operating expenses are deducted from the Fund's total assets, before the daily share price is calculated and before dividends and other distributions are paid to shareholders. As a result, annual operating expenses are reflected in the Fund's share price and are not charged directly to shareholder accounts.

     The Fund has adopted a distribution plan under Rule 12b-1 that allows it to pay fees for the sale of Fund shares. Because these fees are paid on an ongoing basis, account holders may pay more over the long term than if they had paid a sales charge when buying shares initially.

The table below is designed to help you better understand the various costs and expenses you will bear indirectly as an investor in the Fund. Because some expenses are based on the value of the Fund's assets, which fluctuate daily, you should only use these figures as hypothetical examples. Actual expenses may be higher or lower.


     Shareholder fees                                   None
     -------------------------------------------------------
     Investment advisory fees                          0.60%
     Distribution (12b-1) fees and expenses            0.18%
     Other expenses                                    0.48%
     Total                                             1.26%

EXPENSE EXAMPLE

This example shows what you could pay in expenses over time. It is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example uses the same hypothetical conditions that all mutual funds are required to use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example should be used for comparison purposes only.

--------------------------------------
1 year    3 years   5 years   10 years
--------------------------------------
 $128       $400     $692      $1,523
--------------------------------------



FINANCIAL HIGHLIGHTS

The following table describes the Fund's financial history and is based on a single share outstanding for the fiscal year periods indicated. The total returns in the table show how an investment in the Fund would have performed over each year, assuming all dividends and distributions were reinvested. The figures in this table have been audited by PricewaterhouseCoopers LLP, the Fund's independent public accountants. Their report, along with full financial statements, appears in the Fund's most recent Annual Report (see back cover).


YEAR ENDED OCTOBER 31,                                  1998           1997           1996           1995       1994<F1>
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.83         $14.04         $11.67         $10.65         $10.00
-------------------------------------------------------------------------------------------------------------------------
INCREASE FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.08           0.06           0.08           0.12           0.04
  Net realized and unrealized gains (losses)
     on investments and foreign
     currency transactions                            (0.02)           3.13           3.07           1.28           0.61
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                       0.06           3.19           3.15           1.40           0.65

LESS DISTRIBUTIONS:
  Dividends paid to shareholders:
     From net investment income                       (0.08)         (0.05)         (0.08)         (0.15)          -----
     From net realized gains                          (1.52)         (1.35)         (0.70)         (0.23)          -----
-------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                 (1.60)         (1.40)         (0.78)         (0.38)          -----

NET ASSET VALUE, END OF PERIOD                        $14.29         $15.83         $14.04         $11.67         $10.65
=========================================================================================================================

TOTAL RETURN                                           0.29%         24.90%         28.25%         13.65%      6.50%<F4>

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in 000's)               $77,690        $84,769        $67,096        $55,579        $45,332
  Ratios of expenses to average net assets             1.26%          1.33%          1.59%      1.53%<F2>  1.20%<F2><F3>

  Ratios of net investment income to
     average net assets                                0.50%          0.78%          0.58%      1.14%<F2>  1.10%<F2><F3>
  Portfolio turnover rate                                59%            57%            67%            77%            27%
-------------------------------------------------------------------------------------------------------------------------



<F1> The Haven Fund commenced operations on June 23, 1994.
<F2> Without fee waivers, the ratio of expenses to average daily net assets would have been 1.59% and 1.43% (annualized), and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized), for the year ended October 31, 1995 and the period ended October 31, 1994, respectively.
<F3> Annualized.
<F4> Total return for the periods less than one year are not annualized.



MANAGEMENT OF THE FUND

The Fund is managed by Haven Capital Management, Inc. which chooses the Fund's investments and handles its business affairs. Located at 655 Third Avenue, New York, New York 10017, Haven is an independent investment organization that provides investment services to a variety of institutional and individual investors. Founded in 1982, Haven manages approximately $[AMOUNT]million in assets for its clients (as of December 31, 1998). From 1984 to 1994, Haven managed the investments of HCM Partners, L.P., the predecessor of the Fund. For the 12-months ended October 31, 1998, the management fees paid to Haven were 0.60% of average net assets.

Colin C. Ferenbach, managing director of Haven, has served as the Fund's portfolio manager since its inception. He has more than 25 years of experience as a portfolio manager and has managed the portfolio of HCM Partners, L.P. since its inception in 1984. Denis M. Turko, managing director of Haven, has served as the Fund's deputy portfolio manager since its inception. He has been employed as a portfolio manager at Haven and elsewhere since 1972.

YOUR INVESTMENT

HOW TO PURCHASE SHARES


--------------------------------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT
TO ADD TO AN ACCOUNT

BY MAIL <icon>                     - Read the prospectus carefully              - Make check payable to "The Haven Fund"
The Haven Fund                     - Complete and sign the application          - Include written instructions indicating:
P.O. Box 8903                      - Make your check or money                     -  Account holder's name
Wilmington, DE  19899-8903           order payable to "The Haven Fund"            -  Account number
                                   - Minimum initial investment is              - Minimum subsequent investment is $100
                                    $2,500 ($2,000 for IRAs)
FOR OVERNIGHT DELIVERY:
The Haven Fund
400 Bellevue Parkway
Suite 108
Wilmington, DE  19809-3710
--------------------------------------------------------------------------------------------------------------------------------
BY WIRE <icon>                                                                  - Call the wire desk at PFPC (1-800-850-7163)
                                                                                  so that they can expect to receive
                                                                                  your federal funds
                                                                                - Have your bank wire federal funds to PNC Bank,
                                                                                  Philadelphia PA with these instructions:
                                                                                - ABA # 031000053
                                                                                - Purchase Concentration Account # 855-1033-470
                                                                                - Your name
                                                                                - Your account number
--------------------------------------------------------------------------------------------------------------------------------
AUTOMATICALLY <icon>
                                   - Read the prospectus carefully              - Call 1-800-844-4836 to request a form to
                                   - Complete and sign the application,           add the Automatic Investment Plan service

                                     including the Automatic Investment         - Complete and return the form along with any
                                     Plan section                                 other required materials
                                   - Make your check or money order             - The minimum subsequent investment is $100
                                     payable to "The Haven Fund"
                                   - The minimum initial investment is $1,000
--------------------------------------------------------------------------------------------------------------------------------




HOW TO REDEEM SHARES

--------------------------------------------------------------------------------
BY MAIL <icon>                - Write a letter of instruction that includes:
The Haven Fund                - The name and signatures of all account holders.
P.O. Box 8903                   All account holders need to sign the request
Wilmington, DE  19899-8903      exactly as their names appear on the account.

FOR OVERNIGHT DELIVERY:       - The dollar amount or shares to be redeemed
The Haven Fund                - Your redemption proceeds will be sent to the
400 Bellevue Parkway            address or bank of record on your account
Suite 108                     - Signatures must be guaranteed  if:
Wilmington, DE  19809-3710      -  Your redemption request is greater
                                   than $25,000;
                                -  The proceeds are to be paid to someone other
                                   than the account holder;
                                -  The proceeds are to be sent to an address
                                   other than the record address; or
                                -  The account holder is a corporation,
                                   partnership, trust or fiduciary.
                                -  See "About Your Account" for more information
                                   about signature guarantee requirements

BY TELEPHONE <icon>           - To redeem shares by phone, you must first
Call 1-800-850-7163             select the Telephone Redemption Privilege on
                                your Account Application
                              - To add this feature, call 1-800-850-7163 for an
                                account option form
                              - You will be asked to provide:
                              - Your name

                              - Account number
                              - Dollar amount or number of shares
                                to be redeemed
                              - The minimum amount that may be redeemed by
                                telephone is $500
                              - Proceeds will be sent to you at the address or
                                bank of record on your account

BY WIRE <icon>                - To redeem shares by wire, you must first
Call 1-800-850-7163             authorize the Wire Redemption Privilege on your
                                Account Application
                              - To add this feature, call 1-800-850-7163 for an
                                account option form
                              - You will be asked to provide:
                              - Your name
                              - Account number
                              - Dollar amount or number of shares to be
                                redeemed
                              - The minimum amount that may be redeemed by wire
                                is $10,000.
                              - Proceeds will be sent to you at the bank
                                account of record on your account
--------------------------------------------------------------------------------

ABOUT YOUR ACCOUNT

HOW SHARES ARE PRICED

The Haven Fund is no-load, which means you can buy or sell shares at net asset value without any sales charge.

The Fund calculates its net asset value at the close of trading on the New York Stock Exchange every day the exchange is open (generally 4:00 p.m. Eastern

Time). The Fund's share price is determined by dividing its net assets (the value of the Fund's investments, cash and other assets minus its liabilities) by the total number of shares outstanding.

The Fund's investments are valued based on market quotations. When market quotations are not readily available, investments will be based on fair value as determined in good faith according to methods approved by the Fund's Trustees.

Foreign markets may be open on days when the New York Stock Exchange is closed. As a result, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. The Fund's share price, however, will not change until the next time it is calculated.


TIMING OF PURCHASE AND SALE ORDERS

When you purchase or sell shares, your order will be executed and the shares will be priced according to when your order is received in "good order":

     - If your order is received before 4:00 p.m. eastern time (on a day when the New York Stock Exchange is open), it will be executed the same day, at that day's closing share price.
     - If your order is received after 4:00 p.m. eastern time (on a day when the New York Stock Exchange is open), it will be executed the following day, at that day's closing share price.

We consider requests to be in "good order" when all required documents are properly completed, signed and received. Generally, a properly signed written request with any required signature guarantee is all that is required for redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC Inc. (PFPC) in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.


You may purchase Fund shares with a check drawn on either a U.S. or foreign bank payable in U.S. dollars. You may not purchase shares with a check issued by a third party and endorsed over to the Fund.

All redemption proceeds will be sent by check or wire transfer within seven days after acceptance by PFPC of the request and any other necessary documents in "good order." If you are redeeming shares that were recently purchased by check, the Fund may delay the payment of your redemption proceeds until your check or electronic transaction has cleared. This may delay your redemption request for as many as 15 days.

SHARE CERTIFICATES

In the interest of economy and convenience, the Fund does not issue share certificates. Instead, you will receive confirmation of purchase and redemption orders from the Fund's transfer agent. Shares and any dividends and distri-butions paid by the Fund are also reflected in your account statements.

SIGNATURE GUARANTEES

The purpose of a signature guarantee is to protect you and the Fund from fraud by verifying your signature. As a result, you may be required to have your signature guaranteed in certain situations, including when:

     -    The proceeds of the redemption are greater than $25,000;
     -    The proceeds are to be paid to someone other than account owner;
     - The proceeds are to be sent to an address other than the record address for the account;
     -    The account holder is a corporation, partnership, trust or fiduciary;
          or
     - The account holder wishes to change the name of the single designated bank account to receive wire redemption proceeds.


You can obtain a signature guarantee from most banks, savings institutions and broker-dealers. These guarantors must be participants in a medallion program recognized by the Securities Transfer Association. Signature guarantees that are not a part of these programs will not be accepted.

TELEPHONE AND WIRE TRANSACTIONS

During times of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your order by overnight delivery.

The Fund is not responsible for the efficiency of the federal wire system or your firm or bank. The Fund does not currently charge for wire transfers. You are responsible for any charges imposed by your bank. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request (with a guaranteed signature) to the Fund at the address listed above under "How to Redeem Shares - By Mail."

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund's transfer agent, PFPC will take reasonable steps to confirm that instructions communicated by telephone are genuine. However, neither the Fund nor PFPC will be liable for following instructions communicated by telephone that PFPC reasonably believes are genuine.

SMALL ACCOUNT BALANCES

Maintaining small accounts is costly to the Fund and its shareholders. If your account balance falls below $1,000 due to a redemption, the Fund may ask you to increase your balance. If it is still below $1,000 after 30 days, the Fund may close your account and send you the proceeds.

OTHER POLICIES


Under certain circumstances, the Fund reserves the right to:

     -    Reject any order to purchase Fund shares;
     - Change its investment minimums or other requirements for buying and selling (including minimum amounts for check or wire redemptions) or waive any minimums or requirements for certain investors;
     - Satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders;
     -    Terminate telephone and wire redemption privileges; and
     - Suspend redemptions or postpone payments when trading on the New York Stock Exchange is restricted or as otherwise permitted by the SEC.


SHAREHOLDER SERVICES

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund offers Individual Retirement Plans, including Traditional IRAs and Roth IRAs. Any adult may contribute a total of $2,000 (or 100% of compensation, whichever is less) to a Traditional IRA and/or a Roth IRA each tax year.

     - TRADITIONAL IRA. Any adult under age 70 1/2 who has earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may contribute to an IRA. Contributions may be tax deductible, depending on your income and eligibility to participate in an employer-sponsored retirement plan.

     - ROTH IRA. Any adult who has earned income below certain income limits may also contribute to a Roth IRA. Contributions to a Roth IRA are not tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events, such as retirement.


There is currently no charge for establishing a retirement account, although there is an annual maintenance fee. For further information or to obtain an application, please call 1-800-844-4836.

AUTOMATIC INVESTMENT PLAN. Haven Fund's Automatic Investment Plan allows you to automatically purchase shares on a regular, convenient basis from your bank or other investment account. You determine the frequency and amount of your investments, subject to a $100 minimum per transaction. The plan may be established with any financial institution that is a member of the Automated Clearing House.

You can set up an Automatic Investment Plan by completing the appropriate section on the Purchase Application when opening your account or by calling 1-800-844-4836. There is a $1,000 minimum initial investment.

No service fee is currently charged by the Fund for participation in the Automatic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in your account at the time of the automatic transaction. If you discontinue participation in the plan, the Fund reserves the right to redeem your account involuntarily, upon sixty days' written notice, if your account's net asset value is $2,000 or less.



DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders:

     -    Net investment income, if any, semi-annually
     -    Net realized capital gains, if any, annually.

All distributions are reinvested in the Fund unless you instruct the Fund in writing that you would like to receive them in cash. There are no fees or sales charges on reinvestments. When you redeem Fund shares, you will realize a taxable gain or loss depending upon the amount you realize and your tax basis in the shares.

Fund dividends and other distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) whether they are received in cash or reinvested in the Fund. In general:

     - Dividends and short-term capital gains received from the Fund are taxable as ordinary income
     - Distributions of long-term capital gains are taxable as capital gains, regardless of how long you have owned your shares.

Each year, the Fund will send you detailed information about the amount of ordinary income and capital gains distributed to your account for the previous year. In most cases, distributions you receive in January are taxable as if they had been paid in the previous year. Because everyone's tax situation is different, you should consult with your tax adviser about federal, state and local tax consequences.

BUYING SHARES BEFORE A DISTRIBUTION. All income and capital gains earned by the Fund are reflected in its share price until the Fund makes a distribution. At the time of a distribution, the share price is reduced by the amount distributed per share. If you purchase shares when the Fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares. However, you will have a portion of your investment returned to you in the form of a taxable distribution. Unless you are investing through an IRA or other tax-advantaged account, you may want to consider waiting to invest until after the distribution has been made to avoid "buying" a taxable distribution.

MORE ABOUT THE FUND

THE EXCHANGE

On June 23, 1994, the Fund acquired the portfolio securities, cash and cash equivalents of HCM Partners, L.P. (the "Partnership"), a limited partnership for which Haven acted as investment adviser, in exchange for shares of the Fund. These securities had a market value on June 22, 1994 of approximately $41.1 million. At the completion of the exchange, the Fund began operations.

The following is a summary of key financial information relating to the Partnership and the Fund. The information for the period June 23, 1994 to October 31, 1998 for the Fund and the period January 1, 1991 to June 22, 1994 for the Partnership has been audited by PricewaterhouseCoopers LLP, independent public accountants. The financial statements for the year ended October 31, 1998 for the Fund can be found in the Fund's Annual Report to Shareholders (see back cover).

The following table includes information about the Partnership's operations for periods prior to the formation of the Fund. Although the Fund is managed by the same individuals who managed the Partnership and in a manner that is in all material respects equivalent to the management of the Partnership, the following table should not be viewed as an indication of future performance by the Fund.

The Partnership was not registered under the Investment Company Act of 1940. As a result, it was not subject to certain investment restrictions that are imposed by the Investment Company Act. If the Partnership had been subject to those restrictions, its performance might have been adversely affected. In addition, the expenses borne by the Fund (described above under the heading "Key Facts-Expenses") are higher than those borne by the Partnership.


For A Fund Share Outstanding Throughout the Period<F6>
------------------------------------------------------

                                   Nov. 1,      Nov. 1,     Nov. 1,      Nov. 1,    June 23,      Jan. 1,         FOR THE YEAR
                                   1997 to      1996 to     1995 to      1994 to     1994 to      1994 to      ENDED DECEMBER 31,
                                  Oct. 31,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,     June 22,    ---------------------
                                  1998<F1>     1997<F1>    1996<F1>     1995<F1>    1994<F1>     1994<F2>    1993<F2>     1992<F2>

NET ASSET VALUE AT
BEGINNING OF PERIOD                 $15.83       $14.04      $11.67      $10.65        $10.00      $10.29       $9.13        $8.06
                                  --------     --------    --------    --------      --------    --------    --------     --------

  Income from
  Investment Operations:

Net Investment Income                 0.08         0.06        0.08        0.12          0.04        0.06        0.16         0.16

Net Realized and Unrealized Gains
and (Losses) on Investments         (0.02)         3.13        3.07        1.28          0.61      (0.35)        1.00         0.91
                                  --------     --------    --------    --------      --------    --------    --------     --------

Total from Investment Operations      0.06         3.19        3.15        1.40          0.65      (0.29)        1.16         1.07
                                  --------     --------    --------    --------      --------    --------    --------     --------

Less Distributions                  (1.60)       (1.40)      (0.78)      (0.38)          0.00        0.00        0.00         0.00
                                  --------     --------    --------    --------      --------    --------    --------     --------

NET ASSET VALUE, END OF PERIOD      $14.29       $15.83      $14.04      $11.67        $10.65      $10.00      $10.29        $9.13
                                  ========     ========    ========    ========      ========    ========    ========     ========

----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                          0.3%        24.9%       28.3%       13.7%      6.5%<F7>  (2.8)%<F7>       12.7%        13.3%

SUPPLEMENTAL DATA AND RATIOS

Net Assets at End of
Period (in 000's)                  $77,690      $84,769     $67,096     $55,579       $45,332     $41,141     $44,104      $38,243

Ratio of Expenses to
Average Net Assets                   1.26%        1.33%       1.59%   1.53%<F4> 1.20%<F4><F5>   1.19%<F6>       0.67%        0.71%

Ratio of Net Investment Income to
Average Net Assets                   0.50%        0.78%       0.58%   1.14%<F4> 1.10%<F4><F5>   1.17%<F5>       1.64%        1.90%

Portfolio Turnover Rate                59%          57%         67%         77%           27%         78%         72%          60%



<F1> Represents the results of operations of The Haven Fund.
<F2> Represents the results of operations of HCM Partners, L.P.
<F3> Unaudited.
<F4> Without fee waivers, the ratio of expenses to average net assets would have been 1.59 and 1.43% (annualized) for the periods ended October 31, 1995 and 1994, respectively, and the ratio of net investment income to average net assets would have been 1.08% and 0.87% (annualized) for the periods ended October 31, 1995 and 1994, respectively.
<F5> Annualized
<F6> Per share amounts for the results of operations of HCM Partners, L.P. have been calculated using the average number of interests outstanding during each period.
<F7> Total returns for the periods less than one year are not annualized.



For A Fund Share Outstanding Throughout the Period<F6>
------------------------------------------------------

                                                                     FOR THE YEAR                                         June 27,
                                                                  ENDED DECEMBER 31,                                       1984 to
                                    ----------------------------------------------------------------------------------    Dec. 31,
                                  1991<F2>     1990<F2>1989<F2><F3> 1988<F2><F3> 1987<F2><F3> 1986<F2><F3>1985<F2><F3> 1984<F2><F3>


NET ASSET VALUE AT
BEGINNING OF PERIOD                  $6.16        $6.31       $5.22        $4.49       $4.61        $4.20       $3.07        $2.83
                                  --------     --------    --------     --------    --------     --------    --------     --------

  Income from
  Investment Operations:

Net Investment Income                 0.19         0.21        0.20         0.16        0.13         0.12        0.10         0.08

Net Realized and Unrealized Gains
and (Losses) on Investments           1.71       (0.36)        0.89         0.57      (0.25)         0.29        1.03         0.16
                                  --------     --------    --------     --------    --------     --------    --------     --------

Total from Investment Operations      1.90       (0.15)        1.09         0.73      (0.12)         0.41        1.13         0.24
                                  --------     --------    --------     --------    --------     --------    --------     --------

Less Distributions                    0.00         0.00        0.00         0.00        0.00         0.00        0.00         0.00
                                  --------     --------    --------     --------    --------     --------    --------     --------


NET ASSET VALUE, END OF PERIOD       $8.06        $6.16       $6.31        $5.22       $4.49        $4.61       $4.20        $3.07
                                  ========     ========    ========     ========    ========     ========    ========     ========
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                         30.8%       (2.4)%       20.9%        16.3%      (2.6)%         9.8%       36.8%     8.5%<F7>

SUPPLEMENTAL DATA AND RATIOS

Net Assets at
End of Period (in 000's)           $34,024      $24,282     $27,426      $22,683     $19,317      $16,029     $11,076       $3,060

Ratio of Expenses to
Average Net Assets                   0.72%        0.67%       0.75%        0.74%       0.77%        0.78%       0.92%    1.03%<F5>

Ratio of Net Investment Income to
Average Net Assets                   2.57%        3.32%       3.37%        3.18%       2.56%        2.48%       2.64%    4.98%<F5>

Portfolio Turnover Rate                68%          67%         48%          38%         61%          48%         34%           1%



<F1> Represents the results of operations of The Haven Fund.
<F2> Represents the results of operations of HCM Partners, L.P.
<F3> Unaudited.
<F4> Without fee waivers, the ratio of expenses to average net assets would have been 1.59 and 1.43% (annualized) for the periods ended October 31, 1995 and 1994, respectively, and the ratio of net investment income to average net assets would have been 1.08% and 0.87% (annualized) for the periods ended October 31, 1995 and 1994, respectively.
<F5> Annualized
<F6> Per share amounts for the results of operations of HCM Partners, L.P. have been calculated using the average number of interests outstanding during each period.
<F7> Total returns for the periods less than one year are not annualized.



ABOUT THE YEAR 2000

The Fund could be adversely affected if the computer systems used by Haven, the Fund's other service providers and companies in which the Fund invests do not properly process and calculate date-related information starting on January 1, 2000. Failure to successfully address the Year 2000 issue could result in interruption of and other material adverse effects on the Fund's operations. Haven and PFPC have commenced a review of the Year 2000 issue as it may affect the Fund and are taking steps they believe are reasonably designed to address the issue, as it applies to Haven, PFPC and the Fund's other service providers, however there can be no assurance that these steps will be sufficient. Moreover, there can be no assurance that the Year 2000 issue will not have an adverse effect on companies whose securities are held by the Fund, thereby adversely affecting the Fund.


[BACK PAGE]

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

- ACCOUNT STATEMENTS. You will receive a quarterly statement of your account as well as an account statement after any transaction that affects your share balance or share registration.

- ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS. These reports detail the Fund's actual investments (as of the report date) and performance information. They also include a discussion by Haven of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report.

- STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus (that is, it is legally considered to be part of this prospectus).

To request a free copy of the current annual/semi-annual report or the SAI or for Fund information, please call 1-800-844-4836 or send your request in writing to the Fund's distributor: Sunstone Distribution Services, LLC, 207 E. Buffalo Street, Suite 400, Milwaukee, WI 53202.

You may also obtain information about the Fund (including the SAI) directly from the SEC by visiting its Public Reference Room in Washington DC (1-800-SEC-0330), by sending your request along with a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by visiting the SEC's Internet website (www.sec.gov).

For information about your Haven Fund account, including account balances, call 1-800-850-7163.

The Haven Fund
P.O. Box 8903
Wilmington, DE  19899-8903

1940 Act File No.:  811-8428





                      STATEMENT OF ADDITIONAL INFORMATION
                               February 22, 1999

                           --------------------------

                       THE HAVEN CAPITAL MANAGEMENT TRUST

                           --------------------------


       This Statement of Additional Information is meant to be read in conjunction with the Prospectus of The Haven Fund (the "Fund") dated February 22, 1999 and is incorporated by reference in its entirety into that Prospectus. The Fund is the initial series of The Haven Capital Management Trust (the "Trust").

       Because this Statement of Additional Information is not itself a prospec-tus, no investment in shares of beneficial interest of the Fund ("Shares") should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding the Fund's current performance may be obtained by calling Sunstone Distribution Services, LLC ("Sunstone"), the Fund's distributor, at (800) 844-4836. Information regarding the status of shareholder accounts may be obtained by calling PFPC Inc. ("PFPC"), the Fund's transfer agent, at (800) 850-7163 or by writing to PFPC Inc., P.O. 8903, Wil-mington, Delaware 19899.

       The financial statements for the fiscal year ended October 31, 1998 and the report of PricewaterhouseCoopers LLP on such annual financial statements contained in the Fund's Annual Report to Shareholders for the year ended October 31, 1998 (the "Annual Report") are incorporated herein by reference to such financial statements and report in reliance upon the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting. Additional copies of the Fund's Annual Report may be obtained at no charge by telephoning Sunstone at (800) 844-4836.


                               CONTENTS                                PAGE
Fund History..............................................................2
The Fund and Its Investments and Risks....................................3
Management of the Fund...................................................22
Control Persons and Principal Holders of Securities......................25
Investment Advisory and Other Services...................................25
Brokerage Allocation and Other Practices.................................30
Shares of Beneficial Interest............................................32
Additional Purchase and Redemption Information...........................33
Additional Information Concerning Taxes..................................34
Calculation of Performance Data..........................................38
Appendix.................................................................41


                                  FUND HISTORY


       The Fund is the initial series of the Trust, which was formed on March 17, 1994 as a Delaware business trust. Haven Capital Management, Inc. ("Haven") serves as the Fund's investment adviser.

       On June 23, 1994, pursuant to an Agreement and Plan of Exchange among the Fund, Haven and HCM Partners, L.P., a limited partnership for which Haven acted as investment adviser and three of the Fund's Trustees acted as general partners (the "Predecessor Partnership"), the Fund acquired portfolio securities, cash and cash equivalents having a market value on June 22, 1994 of approximately $41,141,033 owned by the Predecessor Partnership in exchange for Shares of the Fund. The Fund commenced a continuous offering of its Shares after the exchange.

       The exchange benefits investors who acquire Shares in the continuous offering after the exchange to the extent that the pro rata portion of expenses borne by each investor decreases and certain economies are realized by spreading costs over a larger asset base. The exchange generally has, however, adverse tax consequences to those same investors insofar as the Fund holds securities acquired from the Predecessor Partnership that have appreciated in value from the date they were acquired by the Predecessor Partnership; the same potential for adverse tax consequences is present, however, whenever an investor purchases shares in any regulated investment company owning appreciated assets. When the Fund sells appreciated securities, the amount of any net gain will be taxable to shareholders, including new shareholders as well as former partners of the Predecessor Partnership. The effect of this will be to tax new shareholders on a distribution that economically represents a return of the purchase price of their Shares rather than on an increase in the value of their investment, to the extent the gain represented appreciation in the securities at the time the Shares of the Fund were purchased. See "Additional Information Concerning Taxes" with respect to the foregoing and regarding a private letter ruling obtained from the Internal Revenue Service with respect to the exchange.



                     THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

       The Fund is an open-end, diversified management investment company.

INVESTMENT STRATEGIES AND RISKS

       The Fund generally invests in domestic securities listed on a securities exchange or traded through The Nasdaq Stock Market ("Nasdaq") and in those foreign securities traded on principal trading markets for such securities. The principal investment strategies of the Fund, and the principal risks of those strategies, are described in the Prospectus. Additional investment strategies and risks are described below.



   FOREIGN TRANSACTIONS

       FOREIGN SECURITIES. The Fund may invest up to 35% of its total assets, calculated at the time of purchase, in foreign securities, including American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent the Fund acquires unsponsored ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of certain material information or be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.



       Investments in foreign securities may offer potential benefits not avail-able from investments solely in securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of Haven, to offer better opportunity for long-term growth of capital than investments in domestic securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

       Investing in securities of foreign companies involves certain consider-ations that are not typically associated with investing in securities of domestic companies. Such investments may be affected by fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The yield of the Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments, as well as the Fund's net asset value, which also will be affected irrespective of the performance of the underlying investments. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars; the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

       In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Some foreign stock markets may have substantially less volume than the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. The Fund's investments in foreign government securities are subject to special risks which may include the inability or unwillingness of a foreign government to repay principal and interest, currency fluctuations and other similar risks of investing in foreign securities generally.




       The Fund generally invests in foreign securities traded on the principal trading markets for such securities. In most cases, the markets will be foreign stock exchanges, although they may also be over-the-counter markets. The Fund anticipates that the principal trading markets for the foreign securities in which it will invest will be relatively liquid compared to the stock exchanges or over-the-counter markets in the United States.


       The Fund may invest up to 5% of its assets in countries with emerging economies or securities markets, including certain countries in Asia and Latin America. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights, have at times nationalized or expropriated the assets of private companies and have at times imposed confiscatory taxation and/or limitations on the use or removal of funds or other assets of international investors. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
[/R]
       FOREIGN CURRENCY TRANSACTIONS. The Fund may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may incur costs in connection with conversions between various currencies.

       The Fund may enter, solely for hedging purposes, into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. The Fund will not engage in cross-hedging transactions. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

       Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. Markets for trading foreign currency forward contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.


       If the Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will be required to place cash or liquid high-grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade debt securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. If the Fund sells a forward foreign currency contract, it will be appropriately covered.

       The Fund will enter into such forward contracts only with counterparties that have received (or the guarantors of their obligations have received) a credit rating of Prime-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from a nationally recognized securities rating organization or are determined to be of equivalent credit quality by Haven. Haven will monitor the credit status of the counterparties or guarantors, as appropriate, on an on-going basis. Forward foreign currency contracts are privately negotiated transactions, and there is no formally established trading market for such investments. Accordingly, there may be no market for such investments and they may be illiquid. Under normal market conditions, however, offsetting contracts may be readily entered into in the major internationally traded currencies.

   FIXED INCOME SECURITIES

       The prices of fixed income securities fluctuate in response to the gen-eral level of interest rates as well as supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition by the Fund will not affect cash income from such securities but will be reflected in the Fund's net asset value.

       CORPORATE DEBT OBLIGATIONS. As described in the Prospectus, the Fund may invest in a variety of fixed income securities issued by domestic and foreign issuers, including corporate debt obligations which are rated AAA, AA or A by Standard & Poor's Corporation ("Standard & Poor's") or Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by Haven to be of comparable credit quality. The Fund can hold no more than 5% of its net assets in corporate debt obligations downgraded to a rating below A. See Appendix A for a description of these corporate bond ratings assigned by Standard & Poor's and Moody's. The Fund will limit its investments in corporate debt obligations and other non-equity investments to no more than 35% of the value of its total assets.

       ZERO COUPON BONDS. The Fund may invest up to 5% of its net assets in zero coupon U.S. Treasuries and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. Such bonds do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. The market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest and is likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality. Zero coupon bonds carry the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. In addition, the Fund's investments in zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. The Fund will invest only in zero coupon U.S. Treasury securities that are part of the STRIPS program.

       GOVERNMENT SECURITIES. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States or foreign governments or their agencies or sponsored instrumentalities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; and obligations of U.S. government agencies, instrumentalities or sponsored enterprises which are not guaranteed. Such securities may be issued or guaranteed by the Federal Housing Ad-ministration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. and foreign governments are not generally obligated by law to provide support to a sponsored instrumentality, the Fund will invest in obligations issued by such an instrumentality only if Haven determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

   OTHER INVESTMENT STRATEGIES AND RISKS

       CONVERTIBLE SECURITIES. The Fund will invest in convertible securities of corporations that meet the criteria for investment by the Fund in equity securities of domestic and foreign issuers in which the Fund can invest. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer or of another company. In evaluating a convertible security, Haven gives primary emphasis to the attractiveness of the underlying common stock.

       The Fund may not purchase or hold more than 5% of its net assets in convertible securities rated below BBB by S&P, Baa by Moody's or, if unrated, determined by Haven to be of comparable quality. Securities rated BBB, Baa or below are speculative in nature and are commonly known as "high yield" securities or "junk bonds." Although high risk, low rated debt securities and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income.

       The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. When, however, the market price of the common stock underlying the convertible security exceeds the conversion price, the price of the convertible security reflects the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. The extent to which such risk is less depends in large measure, however, upon the degree to which the convertible security sells above its value as a fixed income security.

       RESTRICTED SECURITIES. The Fund may invest up to 5% of its net assets in securities that, at the time of purchase by the Fund, are subject to restrictions on transfer, including, without limitation, legends as to applicable federal or state securities laws or other legal or contractual restrictions. While such purchases may offer attractive opportunities for investment not otherwise available to the Fund, the securities cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or under an exemption from registration (such as Rules 144 or 144A).

       Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

       SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of closed-end investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and
(c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. The Fund does not intend to invest in the securities of other investment companies except by purchase in the open securities market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization, or acquisition. The Fund will bear its proportionate share of any fees and expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Fund.

       LENDING OF PORTFOLIO SECURITIES. The Fund may seek income by lending portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the trustees of the Trust (the "Trustees"). Haven will be responsible for monitoring the Fund's portfolio lending activities and for compliance with the capital and other credit criteria established by the Trustees. These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to Haven or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

       By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term high-grade liquid debt securities instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. When the Fund invests cash collateral received for the loan of portfolio securities, a leveraging effect is obtained. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as payments in the amount of any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.

       The Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

       REPURCHASE AGREEMENTS. The Fund may utilize up to 5% of its net assets to engage in repurchase agreement transactions with respect to any securities in which it invests. The Fund will enter into repurchase agreements with member banks of the Federal Reserve System or certain domestic non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simulta-neously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The investment adviser of the Fund, acting under the supervision of the Trustees, reviews the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

       FUTURES ACTIVITIES. The Fund may utilize up to 5% of its net assets to enter into interest rate and stock index futures contracts and may utilize up to 5% of its net assets to purchase or write related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These investments may be made solely for bona fide hedging as defined in CFTC regulations. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

       The Fund will not engage in futures activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired options required to establish positions other than those considered to be "bona fide hedging" by the CFTC would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The Fund's long positions in futures contracts or options thereon written by it must be collateralized with cash or high-grade liquid assets held in a segregated account.

       FUTURES CONTRACT. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement between seller and buyer to respectively deliver and take delivery of a commodity which is represented by a stock price index at a future specified date. The delivery is a cash settlement of the difference between the original transaction price and the final price of the index at the termination of the contract. Stock index futures are capitalization weighted indices which reflect the market value of the firms listed on the indices.

       The purpose of entering into a futures contract is to protect the Fund from fluctuations in value without its actually buying or selling the securities. Of course, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents equal to 1 to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations.
Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

       There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and stock indices. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or index and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or stock indices. The potential loss the Fund may experience as a result of its investments in any futures transaction is unlimited.

       Positions in futures contracts and options in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

       If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

       WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. The Fund may utilize up to 5% of its net assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Haven deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment, and the right to acquire such security must be exercisable without additional cost to the Fund. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

       When the Fund agrees to purchase when-issued or delayed delivery securities, its custodian will set aside cash, U.S. government securities or liquid high-grade debt obligations equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected by reason of its commitments to purchase when-issued or sell delayed delivery securities.

       When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

       OPTIONS ON SECURITIES. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities. In addition, the Fund may write covered call options on securi-ties. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. The Fund may write only covered call options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

       The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

       Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when Haven expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when Haven expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when Haven expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

       So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The
Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

       An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on U.S. securities exchanges.

       The Fund may realize a profit or loss upon entering into a closing transaction. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

       Although the Fund will generally purchase or write only those options for which Haven believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

       Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Haven may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

       Additional risks exist with respect to certain of the U.S. government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-back securities issued by GNMA, FNMA or FHLMC, the mortgaged-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities. The required cover will be marked-to-market daily.

       In addition to writing covered options for other purposes, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by Haven. Successful use by the Fund of options will be subject to Haven's ability to predict correctly movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

       STOCK INDEX OPTIONS. The Fund may utilize up to 5% of its net assets to purchase exchange-listed put and call options on stock indexes, and may write options on such indexes to hedge against the effects of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite index, or a narrower market index such as the Standard & Poor's
100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

       Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

       The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Haven's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

       The Fund will engage in stock index options transactions only when determined by Haven to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account consisting of cash or high-grade liquid debt securities in an amount equal in value to the full amount the Fund has at risk and will maintain the account while the option is open. The aggregate value of the securities underlying the calls or puts on stock indexes written by the Fund, determined as of the date the options are sold, when added to the securities underlying the calls on securities written by the Fund, may not exceed 25% of the Fund's net assets.

       WARRANTS. Up to 5% of the net assets of the Fund may be invested in warrants. A warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and it does not represent any rights in the assets of the issuer. For these reasons, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

       INVESTMENT IN UNSEASONED COMPANIES. The Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity which can result in their being priced lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.


INVESTMENT RESTRICTIONS

       The Fund's investment objective and its intention to invest, under normal market conditions, at least 65% of its total assets in equity securities of domestic issuers are fundamental policies of the Fund and cannot be changed without the approval of a "majority of the Fund's outstanding voting securities." As used in the Prospectus and this Statement of Additional Information, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented, and (ii) more than 50% of the outstanding Shares.

       In addition, the following investment restrictions have been adopted by the Fund as fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund may not:

       1. Borrow money, except from banks on a temporary or emergency basis in an aggregate amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed), provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing, if appropriately covered.

       2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limita-tions and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

       3. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

       4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

       5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

       6. Make short sales of securities or maintain a short position (except short sales against-the-box).

       7. Underwrite any issue of securities issued by others, except to the extent that the sale of securities acquired by the Fund directly from an issuer, underwriter or dealer may be deemed to be an underwriting.

       8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.


       9. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed delivery basis as described under "The Fund and Its Investment Risks-Investment Strategies and Risks."

       10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

       11. Issue any senior security (as such term is defined in Sec-tion 18(f) of the 1940 Act) except as permitted in Investment Restriction No. 1.

       In addition to the investment restrictions mentioned above, the Trustees of the Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Fund without prior notice to or approval of shareholders. Accordingly, the Fund may not:

       1. Purchase the securities of any issuers if the officers or Trustees of the Fund, its investment advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

       2. Write covered calls or put options with respect to more than 5% of the value of its net assets, invest more than 5% of its net assets in protective put options or more than 5% of its total assets in puts, call, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options other than protective put options, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

       3. Invest more than 15% of its net assets in securities that are not liquid (i.e., securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment).

       4. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

       5. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange to the extent permitted by applicable state securities laws.

       6. Purchase securities while the Fund's borrowings exceed 5% of its total assets.

       For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by the Fund. With respect to fundamental Investment Restriction No. 1, the Fund must maintain asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed.

       The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Shares in certain states. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Shares in the state involved. The Fund is also subject to diversification requirements imposed by the 1940 Act and the Code.


TEMPORARY DEFENSIVE POSITION

       When Haven believes that a defensive posture is warranted, the Fund may invest temporarily without limit in cash or fixed income securities which are temporary investments. Temporary investments are short-term high-quality debt securities (rated AA or above by S&P, Aa or above by Moody's or with an equi-valent rating by other nationally recognized securities rating organizations) denominated in U.S. dollars or other freely convertible currency, including short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, U.S. finance company obligations, corporate commercial paper, obligations of banks and repurchase agreements (not to exceed 5% of the Fund's net assets).

PORTFOLIO TURNOVER

       Haven purchases securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Haven believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

       Certain practices which may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipa-tion of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.

                             MANAGEMENT OF THE FUND

       The Trustees of the Trust (the "Trustees") decide matters of general policy of the Fund and review the actions of Haven, the Fund's investment adviser, and the Fund's service providers, i.e., its administrator, distributor, transfer agent and custodian. The Fund's daily business operations are conducted and supervised by the officers of the Trust (the "Officers"). The Trustees and Officers are:


                               Positions Held with the Fund;
Name                   Age     Principal Occupation(s) During Past 5 Years
----                  ----     -----------------------------------------------

Colin C. Ferenbach<F1> 64      President and Trustee of the Trust. Managing
                               Director since 1982 and Chairman since 1997 of Haven. Formerly, General Partner of HCM
                               Partners, L.P., 1984-94; Principal, McCowan
                               Associates, Inc., 1980-83; Principal, Kleinwort
                               Benson McCowan Inc., 1977-80; Vice President,
                               Goldman, Sachs & Co., 1957-76.

D. Euan Baird          61      Trustee of the Trust.  Chairman, President and
                               Chief Executive Officer of Schlumberger Ltd.
                               (oil field services, measurements and systems).

Stephen Ely<F1>        59      Treasurer, Secretary and Trustee of the Trust.
                               Managing Director since 1982 and Treasurer since
                               1997 of Haven.  Formerly, General Partner of HCM
                               Partners, L.P., 1984-94; Principal, McCowan
                               Associates, Inc., 1980-83; Principal, Kleinwort
                               Benson McCowan Inc., 1978-80; Corporate Vice
                               President, Lehman Bros. Kuhn Loeb, Inc., 1977-
                               78; First Vice President and Partner, Kuhn, Loeb
                               & Co., 1972-77.

William F. Indoe       56      Trustee of the Trust.  Partner, Sullivan &
                               Cromwell (attorneys-at-law).

Robert E. Kaufmann     56      Trustee of the Trust.  Executive Director, The
                               Hole in the Wall Gang (private foundation).
                               Formerly, Director, Spencer Stuart & Associates
                               (executive search consultants), 1995-1998;
                               Headmaster of Deerfield Academy, 1980-94;
                               Director of various mutual funds, 1985-92.

John F. McNiff         56      Trustee of the Trust.  Director, Vice President-
                               Finance and Chief Financial Officer of Dover
                               Corporation (diversified manufacturing company);
                               Director of The Allen Group (manufacturer of telecommunication products).

Denis M. Turko<F1>     60      Vice President and Trustee of the Trust.
                               Managing Director since 1982 and Secretary since
                               1997 of Haven.  Formerly, General Partner of HCM
                               Partners, L.P., 1984-94; Principal, McCowan
                               Associates, Inc., 1980-83; Principal, Kleinwort
                               Benson McCowan Inc., 1977-80; Vice President,
                               Goldman, Sachs & Co., 1970-76.

<F1> Each of these Trustees and Officers is an "interested person" as defined by the 1940 Act.

       Messrs. Ferenbach, Ely and Turko each has a business address at 655 Third Avenue, New York, New York 10017. The business addresses of the remaining Trustees are as follows: D. Euan Baird, Schlumberger Ltd., 277 Park Avenue,
New York, New York 10172; William F. Indoe, Sullivan & Cromwell, 125 Broad Street, New York, New York 10004; Robert E. Kaufmann, 555 Long Wharf Drive, New Haven, Connecticut 06511; and John F. McNiff, Dover Corporation, 280 Park Avenue, New York, New York 10017.

       The following table sets forth the compensation paid to the outside Trustees of the Fund and Trust for the fiscal year ended October 31, 1998. No employee of Haven or Sunstone or any of their affiliates receives any compensation from the Fund or Trust for acting as an officer, Trustee or employee of the Trust. Each Trustee who is not a director, officer or employee of Haven, Sunstone or any of their affiliates receives an annual fee of $5,000, and $500 for each meeting of the Trustees attended by the Trustee for services as Trustee and is reimbursed for expenses incurred in connection with attendance at meetings of Trustees. Trustees receive no pension or retirement benefits from the Fund or Trust nor any compensation from any fund that (i) holds itself out to investors as related to the Fund for purposes of investment and investor services or (ii) has Haven, or an affiliated person of Haven, as its investment adviser.

                            Aggregate
                           Compensation
Name of Trustee         from the Fund<F1>
------------------------------------------

D. Euan Baird                 $5,500

William F. Indoe              $6,000

Robert E. Kaufmann            $6,000

John F. McNiff                $6,000

<F1>  Fiscal year ended October 31, 1998.

Beginning in November 1998, a portion of the fees payable by the Fund to its outside Trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Trustees.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      The table below sets forth the percentage of outstanding Shares owned of record and beneficially, as of November 30, 1998, by (i) each person known to the Trust to own beneficially or of record more than 5% of the Shares and
(ii) all Trustees and executive officers as a group.




                                           SHARES OWNED   SHARES OWNED
                            SHARES OWNEDBENEFICIALLY BUT  BENEFICIALLY
                               OF RECORD  NOT OF RECORD  AND OF RECORD


Thomas B. Walker, Jr.
4332 Belclaire
Dallas, Texas 75205                16.6%          16.6%          16.6%

Saxon & Co.
c/o PNC Bank, NA
Box 7780
Philadelphia, Pennsylvania 19182   11.6%           0.0%          11.6%

Donald R. Gant
Young's Road
New Vernon, New Jersey 07976        9.0%           9.0%           9.0%

Peter G. Sachs
443 Webbs Hill Road
Stamford, Connecticut 06903         7.2%           7.2%           7.2%

George E. Doty
61 Park Drive South
Rye, New York 10580                 5.8%           5.8%           5.8%

All current Trustees and
executive officers as a group
(7 persons)                         1.4%           1.5%           1.5%



                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
------------------

      Haven serves as investment adviser to the Fund. Haven is controlled by its managing directors, Messrs. Stephen Ely (who serves as Trustee, Treasurer and Secretary of the Trust) , Colin C. Ferenbach (who serves as Trustee and President of the Trust) and Denis M. Turko (who serves as Trustee and Vice President of the Trust).

      Pursuant to the Investment Advisory Agreement between the Fund and Haven, Haven receives a monthly fee as compensation for its services as investment adviser, payable in arrears, calculated at an annual rate of 0.60% of the Fund's average daily net assets. During the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid investment advisory fees to Haven of $491,740, $463,570 and $365,916, respectively.

      Pursuant to the Investment Advisory Agreement, Haven will use its best efforts to provide to the Fund continuing and suitable investment programs consistent with the investment objectives, policies and restrictions of the Fund. It will (i) determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash;
(ii) make decisions for the Fund with respect to foreign currency matters and foreign exchange contracts, having regard to foreign exchange controls, if any;
(iii) make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised; (iv) advise the Trust in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies; (v) submit such reports relating to the valuation of the Fund's securities as the Trustees or the administrator of the Fund may reasonably request; (vi) place orders for the purchase, sale or exchange of portfolio assets for the Fund's accounts with brokers or dealers selected by Haven; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers Haven shall seek to obtain execution and pricing within the policy guidelines established by the Trustees and set forth in the N-1A Registration Statement as in effect from time to time; (vii) provide information in Haven's possession to the administrator of the Fund as such administrator may request to maintain and preserve the records required by the 1940 Act; (viii) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as Haven may deem necessary or useful in the discharge of Haven's duties hereunder; (ix) from time to time, or at any time requested by the Trustees, make reports to the Trustees concerning Haven's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund; and (x) cooperate generally with the Trust and the Fund to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including post-effective amendments to the Form N-1A Registration Statement, filings on Form N-SAR, periodic statements, reports to shareholders, shareholder communications and proxy material furnished to holders of the Shares, filings with state "blue sky" authorities and with the United States agencies responsible for tax matters, and other reports and filings of like nature. The Investment Advisory Agreement provides that Haven will reduce its management fee and, if necessary, reimburse the Fund to the extent operating expenses of the Fund exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder.

Principal Underwriter

      Sunstone, 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, serves as the distributor of Shares of the Fund. Shares also may be sold by authorized dealers who have entered into dealer agreements with Sunstone or the Fund.

      Sunstone acts as agent in selling Shares, through a continuous offering at net asset value without a sales charge, under the distribution agreement with the Trust, on behalf of the Fund. Pursuant to the Distribution Agreement between Sunstone and the Fund, the Fund will (1) pay Sunstone a fee, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets, with a minimum monthly fee of $7,083 and (2) reimburse Sunstone (or pay directly) for (a) Sunstone's out-of-pocket expenses in connection with its distribution and marketing services and (b) payments to authorized dealers; provided, however, that if, during any annual period, such compensation and reimbursement payments for services exceed 0.25% of the Fund's average daily net assets, Sunstone will rebate such excess to the Fund. The Distribution Agreement is renewable annually by the Trustees (including a major-ity of its Trustees who are not interested persons of the Trust or Sunstone), may be terminated on 60 days' notice by the Fund or by Sunstone, and is automatically terminated upon assignment. During the fiscal year ended
October 31, 1998, the Fund paid distribution fees to Sunstone of $79,885.

Rule 12b-1 Plan
---------------

      The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of Shares. Such sales activities include compensation paid to Sunstone, the printing and mailing of prospectuses to persons other than then-current shareholders, the printing and mailing of sales literature and compensation to authorized dealers. The Plan was last approved on May 13, 1998 by the affirmative vote of the Trustees and of the non-interested Trustees who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.

      The Plan provides for both the payment of a specified fee for distribution and marketing services and the reimbursement of payments to authorized selected broker-dealers and of out-of-pocket expenses incurred by Sunstone. If the Plan were terminated by the Trustees and no successor plan were adopted, the Fund would cease to make payments under the Plan to Sunstone and Sunstone would be able to recover only the amount of any of its unreimbursed expenditures.

      Under the Plan, the officers will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended under the Plan and the purposes for which such services were performed and expenditures were made.

      The Plan will continue in effect indefinitely, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Fund without approval of a majority of the outstanding voting securities of the Fund. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Fund. So long as the Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

      The Fund and/or Sunstone have entered into agreements with Charles Schwab & Co., Inc., Jack White & Company, Fidelity Brokerage Services, Inc. and National Investor Services Corp. (the "Other Distribution Plan Parties") pursuant to which the Other Distribution Plan Parties (i) engage in activities intended to result in the sales of the Fund's Shares and (ii) provide certain shareholder services. The Fund also pays Hewes Communications, Inc. ("Hewes") a monthly fee of $3,500 (exclusive of out-of-pocket expenses) as compensation for the media relations services that Hewes provides to the Fund under the Plan.

      The Fund does not participate in any joint distribution activities with other investment companies. No interested person of the Fund and no Trustee has had a direct or indirect interest in the operation of the Plan or related agreements.

      During the fiscal year ended October 31, 1998, the Fund paid distribution fees totaling $79,885 to Sunstone pursuant to the Distribution Agreement, commissions totaling $102 to selected broker-dealers, fees related to the printing and mailing of prospectuses and other materials to other than current shareholders totaling $16,330, payments totaling $45,324 to Hewes, and payments totaling $13,954 to Other Distribution Plan Parties.

Administrator
--------------

      PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly owned subsidiary of PNC Bank Corp. (a multi-bank holding company with its principal offices in Pittsburgh, Pennsylvania), serves as the administrator of the Fund. As administrator, PFPC provides administrative and accounting services to the Fund, including determination of the Fund's net asset value and assistance in the Fund's administrative operations. The Fund pays PFPC a fee as compensation for its administrative and accounting services, payable monthly in arrears, at the annual rate of 0.10% of the Fund's first $200 million of average net assets, 0.075% of the next $200 million of average net assets, 0.05% of the next $200 million of average net assets, and 0.03% of the average net assets in excess of $600 million, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses).

Transfer Agent
---------------

      PFPC also serves as the Fund's transfer and dividend disbursing agent pursuant to a Transfer Agency Services Agreement, under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by the Fund to record owners of Shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders,
(c) maintains shareholder accounts, and (d) makes periodic reports to the Fund concerning the Fund's operations. PFPC may, on 30 days' notice to the Fund, assign its duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp.

Custodian
----------

      PNC Bank, National Association ("PNC Bank") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Services Agreement"). PNC Bank is an indirect, wholly owned subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. In accordance with the provisions of the 1940 Act, PNC Bank may employ subcustodians outside the United States approved by the Trustees or the Trustees may delegate to Haven, officers of the Trust or custodians the duties to select foreign custodians and monitor foreign custody arrangements.

      Under the Custodian Services Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Trustees concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian chosen by PNC Bank.

Independent Public Accountants
------------------------------

      The Fund's independent public accountants are PricewaterhouseCoopers LLP, with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103. PricewaterhouseCoopers LLP provides audit services, tax return assistance and consultation with respect to the preparation of filings with the SEC.

Counsel
--------

      Debevoise & Plimpton serves as counsel to the Fund and to Haven.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      Haven is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker.

      In the over-the-counter market, debt and equity securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund may also pay a mark-up (sometimes referred to as a dealer's turn) in principal transactions and in transactions in the over-the-counter market. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of the Fund, Haven is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Haven will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Haven generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Haven will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or other clients of Haven. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Haven in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by Haven in providing investment advisory services for the Fund. On occasions when Haven deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which Haven or an affiliate acts as investment adviser), Haven, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Haven in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

      Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.


      For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid total commissions to brokers of $134,376, $102,965 and $127,474, respectively. Pursuant to agreements with certain brokers, Haven directed brokerage transactions for the Fund during the year ended October 31, 1998 with aggregate net values and commissions of approximately $845,500 and $1,020, respectively, in exchange for specific research services. The balance of the commissions the Fund paid was to other brokers who provide research services to Haven from time to time. While Haven has no specific agreement or understanding with such other brokers, Haven believes that such brokers would not continue to provide research services if Haven does not continue to direct brokerage transactions to such other brokers. The research services provided to Haven by brokers assists Haven in managing the assets of Haven's other client accounts as well as the assets of the Fund.


                         SHARES OF BENEFICIAL INTEREST

      The Fund is the initial series of the Trust, a Delaware business trust formed in 1994. The Agreement and Declaration of Trust of the Trust (the "Declaration") authorizes the Trustees to issue an unlimited number of full and fractional transferable shares of beneficial interest, with or without par value. The number of shares authorized is unlimited, and all shares issued shall be fully paid and nonassessable. No shares shall have any appraisal, conversion, or preemptive rights. The Declaration designates one series of shares, $0.001 par value per share, which represents the Shares of the Fund. The Trustees may establish additional series of shares of the Trust, each of which would be a separate regulated investment company under the Code.

      The Fund's shareholders are entitled to one vote for each full Share held and a proportionate fractional vote for each fractional Share held. They have the power to vote at special meetings with respect to, among other things, the selection of Trustees; the merger, consolidation or sale of all or substantially all Trust or Fund assets; and such additional matters relating to the Trust or Fund as may be required by law or by regulation or order of the SEC (including changes in fundamental investment policies and certain other limitations on investment of the assets of the Trust or the Fund, as the case may be), or which the Trustees consider desirable. A special meeting may be called upon the written request of a holder or holders of not less than 10% of all Shares out-standing, provided that the reasonable expenses for preparing and mailing such notice be paid by such holder or holders. The Trust does not intend to hold annual meetings of shareholders of the Fund. Any Trustee may be removed by the vote of at least two-thirds of the outstanding Shares. The Trustees shall promptly call a meeting of shareholders for such purpose when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust. The Trustees will assist any group of ten or more shareholders, meeting requirements set forth in the 1940 Act, that wishes to communicate with other shareholders in order to obtain sufficient signatures to request a meeting for the purpose of removing a Trustee. The Trustees may amend the Declaration without a shareholder vote, except that shareholders have the right to vote on any amendment affecting their right to vote, any amendment required by law or the Trust's registration statement, or any matter submitted to shareholders by the Trustees.


      Generally, the Fund's shareholders are not personally liable for obli-gations of the Trust or Fund under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Fund or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Fund's shareholders to liability. To guard against this risk, the Declaration of Trust (i) contains a statement that the Fund's shareholders shall be entitled to the same limitation of personal liability extended to shareholders of private Delaware corporations for profit,
(ii) contains an express disclaimer of shareholder liability to third parties extending credit to, contracting with or having any claim against the Trust or any Series thereof, for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Fund or its Trustees and (iii) provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a shareholder of a Delaware corporation for profit would incur financial loss beyond his or her investment or (2)(a) a court refused to apply Delaware law, (b) no contractual limitation of liability was in effect and (c) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business, and the nature of its assets, Haven believes that the risk of personal liability to a Fund share-holder is remote.

      No action may be brought by a shareholder on behalf of the Trust or the Fund unless shareholders owning not less than 20% of the Trust or Fund, as the case may be, join in the bringing of the action.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


      Information on how to purchase and redeem Shares and how such Shares are priced is included in the Prospectus. In confirming that redemption instructions communicated by telephone are genuine, PFPC will require the caller to provide caller identification information that must match the account's registration information.

      The Prospectus discusses the manner in which and the time at which the net asset value of the Fund is determined for purposes of sales and redemptions.
The net asset value of the Fund is determined on every business day that the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

      Under circumstances described in the Prospectus, shareholders must have signatures guaranteed in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are: Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).

      Although the Fund does not intend to make payment of redemption proceeds in securities or other property (rather than cash), the Trustees have reserved the right to make such in-kind payments when a shareholder elects to redeem shares in-kind and when, in the Trustees' judgment and in light of their fiduciary duties to all shareholders, the overall interests of the Fund's shareholders would not be harmed, provided that the Fund will pay in cash all requests for redemptions in cash by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of
(i) $250,000 and (ii) one percent of the net asset value of the Fund at the beginning of such period. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. If the Fund were to make payment of redemption proceeds in foreign securities, the redeeming Shareholder may experience risks and costs due to, among other things, currency risk, market risk, and added disposal costs.


                    ADDITIONAL INFORMATION CONCERNING TAXES

      The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary supplementing the Prospectus and is not intended as a substitute for careful tax planning by prospective shareholders.


      The Fund intends to qualify for treatment as a "regulated investment com-pany" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to U.S. federal income tax on income and gains distributed to shareholders, provided it distributes each taxable year at least 90% of its "investment company taxable income," calculated without the deduction for dividends paid, as determined for U.S. Federal income tax purposes ("net investment income"). Net investment income includes dividends, interest, net short-term capital gains in excess of net long-term capital losses and any capital loss carryovers from prior years, net of expenses, and net gain or loss on debt securities and futures contracts on debt securities, to the extent attributable to fluctuations in currency exchange rates, and, in certain circumstances, net gain or loss on foreign currencies and foreign currency forward contracts. Dividend income derived by a regulated investment company from its investments is required to be taken into account for U.S. Federal income tax purposes as of the ex-dividend date (rather than the payment date, which generally is later). Accordingly, the Fund, in order to satisfy its distribution requirements, may be required to make distributions based on accrued but not yet received earnings.

      To qualify as a "regulated investment company" the Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, payments with respect to stock or securities loans, gains from the sale or other disposition of stock or securities, and certain other related income, including, generally, gains from options, futures and forward contracts and foreign currency gains (under regulations which may be promulgated, foreign currency gains which are not directly related to the Fund's principal business of investing in stocks or securities may not be treated as qualifying income for this purpose); and (2) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer qualifying, for purposes of this calculation, only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

      The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of a 4% nondeductible excise tax, which is applied to certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders will not be able to claim a federal income tax credit or deduction for such foreign taxes, in which event such taxes will ordinarily be deductible by the Fund.

      Dividends paid from net investment income (including distributions of net realized short-term capital gains) are taxable to shareholders as ordinary income whether received in cash or reinvested in additional Shares. All dis-tributions derived from net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Shares and regardless of whether received in cash or additional Shares. Pursuant to a ruling obtained from the Internal Revenue Service, the Fund expects to be treated as succeeding to the tax bases of the Predecessor Partnership in the assets transferred by it to the Fund. As of October 31, 1998, based on the unaudited financial statements of the Fund as of such date, the net assets of the Fund were approximately $77.69 million and the net unrealized appreciation of the assets of the Fund was approximately $18.84 million. If such appreciation were realized and distributed to the Fund's shareholders, the distribution would be taxable to them.

      Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      Shareholders electing to receive distributions in the form of additional Shares will have a cost basis for federal income tax purposes in each Share so received equal to the net asset value of a Share on the reinvestment date.

      Statements as to the tax status of each shareholder's dividends and dis-tributions are mailed annually. Shareholders should consult their own tax advisers about the status of dividends and distributions from the Fund in their own states and localities and about the tax consequences of gains and losses from the redemption or sale of Shares. Non-U.S. shareholders should consult their tax advisers as to the U.S. and non-U.S. tax consequences of an investment in the Fund.

      The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) and stock of "passive foreign investment companies" will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, cause the Fund to be subject to hyperinflationary currency rules and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out at the end of the Fund's fiscal year) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.


      Dividends paid by the Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations. Distributions to corporations of long-term capital gains are not eligible for the dividends-received deduction.


      To the extent securities of the Fund have appreciated when an investor purchases Shares of the Fund, a future realization and distribution of such appreciation will be taxable to the shareholders even though it may constitute, from an investor's standpoint, a return of capital. See also the discussion of "Buying Shares before a Distribution" under "Your Investment-Distributions and Taxes" in the Prospectus.

      A gain or loss realized upon a redemption of Shares will be treated as capital gain or loss if the Shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon the shareholder's holding period for the Shares. Any loss realized on a redemption or sale of Shares will be disallowed to the extent new Shares are purchased, or received through reinvesting dividends and capital gains distributions in the Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption or sale. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share.

      The Fund may be required to withhold for U.S. Federal income taxes 31% of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup with-holding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's income to be distributed to its shareholders as ordinary income.

      The Fund believes that it may constitute a personal holding company; as such, it would be subject to additional taxes with respect to its net investment income not distributed to shareholders within applicable time periods. The Fund intends to distribute all of its net investment income within such time periods so as not to be subject to such taxes. With respect to any such income not so distributed, it would be subject to corporate taxation at the highest rate, currently 35%, generally applicable to income of corporations, rather than at the graduated corporate tax rates that would otherwise apply; it would also be subject to an additional tax, at the rate of 39.6%, on its "undistributed personal holding company income," which, in general, would be its undistributed net investment income (not including any short-term capital gains) reduced by the federal corporate tax paid thereon.

      The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Shares, including the likelihood that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions constituting ordinary income.

      Shareholders are advised to consult their own tax advisers with respect to the particular federal, state, and local tax consequences to them of an investment in the Fund.


                        CALCULATION OF PERFORMANCE DATA

      From time to time the Fund may advertise its capital appreciation or total return showing the current value of an investment in the Fund if all dividends and distributions paid by the Fund had been reinvested in additional Shares at the time of payment. Such advertisements or descriptions may include the performance of the Predecessor Partnership. Furthermore, in reports or other communications to shareholders and in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. Performance computed for purposes of advertisements should not be considered representative of the future performance of the Fund.

      The average annual total return of the Fund is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and analyzing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period.

      For the period from June 23, 1994 (the date of the Fund's commencement) through October 31, 1998, the Fund had a cumulative total return of 94.44%. The following table shows the combined average annual total returns of the Fund and the Predecessor Partnership for which Haven acted as investment adviser and three of the Fund's Trustees acted as general partners, for the periods ended October 31, 1998:

                                           One           Five           Ten
                                           Year         Years          Years
                                         --------      --------       --------
The Haven Fund and HCM Partners, L.P.     0.29%         14.04%         13.99%

      Although the Predecessor Partnership was managed by the same individuals who manage the Fund and the Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Partnership, the above table should not be viewed as an indication of future performance by the Fund. The table includes information regarding the Predecessor Partnership's operations for periods before the Fund's registration statement became effective. The Predecessor Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Predecessor Partnership. For a description of the expenses borne by the Fund, see "Key Facts-Expenses" in the Prospectus.

      The Fund's total return, and the combined total return of the Fund and the Predecessor Partnership, may be compared to the Consumer Price Index and various domestic and foreign securities and mutual fund indices, for example: Standard & Poor's Index of 400 Common Stocks, Standard & Poor's Index of 500 Common Stocks, Lipper Growth Fund Index, Morningstar Growth Average, the Wilshire 4500 Stock Index and the Dow Jones Industrial Average. The Fund's total return, and the combined total return of the Fund and the Predecessor Partnership, and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

      Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations (e.g., Lipper Analytical Services, Inc., Morningstar, Inc., Value Line, Ibbotson Associates, Standard & Poor's Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bloomberg, L.P., Dow Jones & Company, Inc. and The Federal Reserve Board) or included in various publications (e.g., The Wall Street Journal, The New York Times, Barron's and The Decade: Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g., common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

      From time to time, information about the allocation and holdings of investments in the Fund may be included in advertisements and other material furnished to present and prospective shareholders.

      From time to time, evaluations of the Fund's performance and the combined performance of the Fund and the Predecessor Partnership made by independent sources, such as Lipper Analytical Services, Inc., CDA/Weisenberger and Morningstar, Inc. may be used in advertisements and in information furnished to present or prospective shareholders.

      Information used in advertisements and materials furnished to present or prospective shareholders may include examples and performance illustrations of the cumulative change in various levels of investments in the Fund, and in the Fund and the Predecessor Partnership, for various periods of time and at various prices per share. Such examples and illustrations may assume that all dividends and capital gain distributions are reinvested in additional Shares and may also show separately the value of Shares acquired from such reinvestments as well as the total value of all Shares acquired for such investments and reinvestments. Such information may also include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.



                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
-------------------------

      Commercial paper rated A-1 by Standard and Poor's Corporation ("S&P") indicates that the degree of safety regarding timely payment is either over-whelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or re-lated supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings
-----------------------

      The following summarizes the ratings used by S&P for corporate bonds:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      A - Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      To provide more detailed indications of credit quality, the ratings of "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

      The following summarizes the ratings used by Moody's for corporate bonds:

      Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa Securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be preset which suggest a susceptibility to impairment sometime in the future.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" and "A". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.



                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits
          ---------

                         Description of Exhibit
                         -----------------------

          (a)<F3> Agreement and Declaration of Trust of the Registrant

          (b)<F3>           By-Laws of the Registrant

          (c)               Not Applicable

          (d)<F3>           Form of Investment Advisory Agreement

          (e)    (1)<F1>    Distribution Agreement

                 (2)<F3> Form of Standard-Broker Dealer Agreement for the Sale of Shares of Registrant

          (f)               Not Applicable

          (g)    (1)<F3>    Form of Custodian Services Agreement

                 (2)<F3>    Fee Letter regarding Custodian Services Fees

                 (3)<F3>    Sub-Custodian Agreement

          (h)    (1)<F1>    IRA Disclosure Statement and Custodial Account
                            Agreement

                 (2)<F3>    Form of Transfer Agency Services Agreement

                 (3)<F3>    Fee Letter regarding Transfer Agency Services Fees

                 (4)<F3>    Form of Administration and Accounting Services
                            Agreement

                 (5)<F3> Fee Letter regarding Administration and Accounting Services Fees

                 (6) Equity-Based Plan for Non-Interested Person Trustees of the Trust

          (i)    (1)<F3>    Opinion and consent of Debevoise & Plimpton
                 (2)<F3>    Opinion and consent of Richards, Layton & Finger

          (j)               Consent of PricewaterhouseCoopers LLP

          (k)               Not Applicable

          (l)<F3>           Form of Subscription Agreement

          (m)    (1)<F3>    Distribution Plan

                 (2)<F2> Service Agreement between Sunstone, on behalf of the Fund, and Jack White & Company

                 (3)<F3>    Services Agreement with Fidelity Brokerage
                            Services, Inc.

                 (4)<F3>    Retail Services Agreement with Charles Schwab
                            & Co., Inc.

                 (5)<F3> No Transaction Fee Fund Servicing Agreement with National Investor Services Corp.

                 (6)<F3> Letter Agreement between Hewes Communications, Inc. and Registrant

          (n)               Financial Data Schedule

------------------------------------------

<F1> Previously filed on February 7, 1997.
<F2> Previously filed on February 28, 1996.
<F3> Previously filed on February 26, 1998.


Item 24.  Persons Controlled by or Under Common Control
          with Registrant
          ----------------

          Not applicable.

Item 25.  Indemnification


  The Agreement and Declaration of Trust of The Haven Capital Management
Trust the "Trust") provides the following limitations on liability and indemnifications to Trustees and shareholders (including shareholders who may, as a result of holding more than 5% of the shares of beneficial interest of the Fund the "Shares"), be deemed to be "affiliated persons"):

     Section 1.2(d). "Covered Person" shall mean each Trustee, officer, employee, agent (including, without limitation, any Investment Adviser, Distributor, custodian or transfer agent or any director, officer or employee thereof) of the Trust or any Series, when acting in such capacity;

     - - -

     Section 3.13. STANDARD OF CARE OF TRUSTEES. The exercise by the Trustees of their powers and discretion hereunder and the construction in good faith by the Trustees of the meaning or effect of any provision of this Declaration shall be binding upon everyone interested. No Covered Person shall be liable to the Trust or the Shareholders except for its own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office.

     To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust, a Shareholder or a Trustee, any such Covered Person acting under this Declara-tion or By-Laws shall not be liable to the Trust, any Shareholder or any Trustee for such Covered Person's good faith reliance on the provisions of this Declaration or By-Laws. The provisions of this Declaration or By-Laws, to the extent that they restrict the duties and liabilities of any such Covered Person otherwise existing at law or in equity, are agreed by the Trustees and the Shareholders to replace such other duties and liabilities of such Covered Person.

     Whenever in this Declaration or By-Laws, the Trustees are permitted or required to make a decision (i) in their "sole discretion" or under a similar grant of authority or latitude, the Trustees shall be entitled to consider only such interests and factors as they desire, whether reasonable or un-reasonable, and, except as otherwise prohibited under the 1940 Act, may consider their own interests or (ii) in their "good faith" or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standards imposed by this Declaration, the By-laws, law or any other agreement contemplated herein, except as otherwise required under the 1940 Act. Each Shareholder and Trustee hereby agrees that any standard of care or duty imposed in this Declaration or the By-Laws or any other agreement contemplated herein or under the Delaware Act or any other applicable law, rule or regulation shall be modified, waived or limited in each case as required to permit the Trustees to act under this Declaration or the By-Laws or any other agreement contemplated herein and to make any decision pursuant to the authority prescribed in this Declaration or the By-Laws.

     - - -


     Section 5.1. NO PERSONAL LIABILITY OF SHAREHOLDERS OR COVERED PERSONS. The Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. No Covered Person shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. All Persons extending credit to, contracting with or having any claim against the Trust or any Series thereof shall look only to the assets of the Trust or of such Series, as the case may be, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. No Covered Person shall be subject to any personal liability whatsoever to any person other than the Trust or the Shareholders in connection with the Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. The Trustees shall not be responsible or liable to the Trust or the Shareholders for any neglect or wrongdoing of any officer, employee or agent (including, without limitation, any Investment Adviser, Distributor, custodian, or transfer agent) of the Trust or any Series thereof, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee.

     - - -


     Section 5.3. INDEMNIFICATION OF COVERED PERSONS. To the fullest extent permitted by law, the Trust shall indemnify and hold harmless any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Trust) by reason of any action or omission, or any alleged act or omission, arising out of such Covered Person's activities as a Covered Person if such activities were performed in good faith and were reasonably believed by such Covered Person to be in or not opposed to the best interests of the Trust, against losses, damages, or expenses for which such Covered Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Covered Person in connection with such action, suit or proceeding, so long as such Covered Person was not liable for or guilty of gross negligence, willful misfeasance, bad faith or reckless disregard of such Covered Person's duties with respect to such acts or omissions and, with respect to any criminal proceeding, had not reasonable cause to believe his conduct was unlawful. Notwithstanding the foregoing, absent a judicial or administrative determination that a Covered Person seeking indemnification was not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the 1940 Act ("Disabling Conduct"), all determinations that a Covered Person did not engage in Disabling Conduct shall be based upon a review of the facts, by (a) independent legal counsel in a written opinion or (b) if a quorum of Trustees who are neither "interested persons" of the Trust or Series, as the case may be, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("Disinterested, Non-Party Trustees") may be obtained, a vote of a majority of such quorum. Notwithstanding anything herein to the contrary, if any matter that is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series.

     The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 5.3. The indemnified Covered Person shall give a written undertaking to reimburse the Trust or the Series, as the case may be, in the event it is subsequently determined that it is not entitled to such indem-nification and (A) the indemnified Covered Person shall provide security for its undertaking, (B) the Trust shall be insured against losses arising by reason of lawful advances, or (C) a majority of a quorum of Disinterested, Non-Party Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Covered Person under these provisions shall not exclude any other right to which it may be lawfully entitled and shall inure to the benefit of its heirs, executors, administrators or other legal representatives.

     Section 5.4. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series of which such Shareholder held Shares, to be held harmless from and indemnified against all loss and expense, including legal expenses reasonably incurred, arising from such liability. The rights accruing to a Shareholder under this Section 5.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     - - -

     Section 11.5. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in con-flict with requirements of the 1940 Act, would be inconsistent with any of the conditions necessary for qualification of the Trust as a regulated investment company under the Code or is inconsistent with other applicable laws and regulations, such provision shall be deemed never to have con-stituted a part of this Declaration, provided that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.


     (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

  The By-Laws of Haven Capital Management, Inc., the Fund's investment adviser, provides the following indemnification in its Section 6.01:

     The Corporation shall, to the fullest extent permitted by applicable law from time to time in effect, indemnify any and all persons who may serve or who have served at any time as Directors or officers of the Corporation, or who at the request of the Corporation may serve or at any time have served as Directors or officers of another corporation (including subsidiaries of the Corporation) or of any partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law. Such indemnification shall continue as to a person who has ceased to be Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation may also indemnify any and all other person whom it shall have power to indemnify under any applicable law from time to time in effect to the extent authorized by the Board of Directors and permitted by such law. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any person may be entitled under any provision of the Certificate of Incorporation, other By-Law, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. [Section 145.]

  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemni-fication by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



Item 26.  BUSINESS AND OTHER CONNECTIONS OF
          INVESTMENT ADVISER

  Haven acts as investment adviser to Registrant. Haven renders investment advice to a variety of individual and institutional clients. Set forth below is a list of officers and directors of Haven, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years.


                         Position/Office          Other
Name                     with Haven<F1>           Business, etc.
-----                    --------------           ---------------

Stephen Ely              Managing Director        None
                         and Treasurer

Colin C. Ferenbach       Managing Director        None
                         and Chairman

Denis M. Turko           Managing Director
                         and Secretary            None

-------------------------

<F1> Address: 655 Third Avenue, New York, New York 10017.


Item 27.  PRINCIPAL UNDERWRITERS
          ----------------------

     (a) Sunstone Distribution Services, LLC ("Sunstone") serves as principal underwriter for Registrant. Sunstone acts as an underwriter for:

                               The Northern Funds
                            First Omaha Funds, Inc.
                            The Green Century Funds

     (b) To the best of Registrant's knowledge, the executive officers of Sunstone, distributor for Registrant, are as follows:

------------------------ ------------------------ ------------------------
Name and Principal       Positions and Offices    Positions and Offices
Business Address         with Sunstone            with Fund

Miriam M. Allison        President and Member     None
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Daniel S. Allison        Secretary and Member     None
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Peter J. Hammond         Vice President           None
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

Terry Ladwig             Vice President           None
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202

  (c) Commissions and compensation paid, directly or indirectly, to principal underwriters who were not affiliated persons of the Registrant, or affiliated persons of such an affiliated person, during the fiscal year ended October 31, 1998 were as follows:

--------------------------------------------------------------------------------

        (1)             (2)              (3)           (4)             (5)
                        Net         Compensation
                    Underwriting         on
      Name of        Discounts       Redemption
     Principal          and              and        Brokerage         Other
    Underwriter     Commissions      Repurchase    Commissions    Compensation

Sunstone Distribution    $0              $0            $0          $79,885<F1>
Services, LLC

================================================================================

<F1> For distribution services pursuant to the Distribution Agreement between the Fund and Sunstone.


Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          (1)  The Haven Capital Management Trust
               c/o Haven Capital Management, Inc.
               655 Third Avenue
               New York, New York  10017
               (Agreement and Declaration of Trust,
               By-Laws and minute books of the Trust)

          (2)  PFPC Inc.
               103 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as administrator)

          (3)  PFPC Inc.
               400 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as transfer and dividend disbursing agent)

          (4)  PNC Bank, National Association
               Broad and Chestnut Streets
               Philadelphia, Pennsylvania  19101
               (records relating to its functions as custodian)

          (5)  Sunstone Distribution Services, LLC
               207 East Buffalo Street, Suite 400
               Milwaukee, Wisconsin 53202
               (records relating to its functions as principal underwriter)

          (6)  Haven Capital Management, Inc.
               655 Third Avenue
               New York, New York  10017
               (records relating to its functions as investment adviser)


Item 29.  MANAGEMENT SERVICES

          Not applicable.



Item 30.  UNDERTAKING

     (a) Since the Registrant does not intend to hold annual shareholder meetings, Registrant hereby undertakes to assist in shareholder communications in a manner consistent with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.


     (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of December, 1998.

                                             THE HAVEN CAPITAL
                                             MANAGEMENT TRUST

                                             By:  /s/ Colin C. Ferenbach
                                                  ----------------------
                                                  Colin C. Ferenbach
                                                  President

     Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                     Title                 Date
----------

/s/ Colin C. Ferenbach        President and
-----------------------       Trustee (Chief
Colin C. Ferenbach            Executive Officer)    December 23, 1998


/s/ Stephen Ely               Treasurer, Secretary
-----------------------       and Trustee (Chief
Stephen Ely                   Financial Officer)    December 23, 1998


/s/ Denis M. Turko            Vice President
-----------------------       and Trustee           December 23, 1998
Denis M. Turko


/s/ D. Euan Baird<F1>         Trustee               December 23, 1998
-----------------------
D. Euan Baird


/s/ William F. Indoe<F1>      Trustee               December 23, 1998
-----------------------
William F. Indoe


/s/ Robert E. Kaufmann<F1>    Trustee               December 23, 1998

-----------------------
Robert E. Kaufmann


/s/ John F. McNiff<F1>        Trustee               December 23, 1998
-----------------------
John F. McNiff

<F1> By:/s/ Colin C. Ferenbach
     -------------------------
        Colin C. Ferenbach
        Attorney-in-fact<F2>

-------------------------------

<F2> Pursuant to the power of attorney filed as part of the signature page to
     Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, No. 33-76670, filed May 25, 1994.


                               INDEX TO EXHIBITS


                                                                  Page Number
                                                                 in Sequential
                                                                   Numbering
     Exhibit                                                    --------------
       No.                       Description                         System
     -------                     ------------                   --------------


 (a)<F3> Agreement and Declaration of Trust of the Registrant

 (b)<F3>            By-Laws of the Registrant

 (d)<F3>            Form of Investment Advisory Agreement


 (e)    (1)<F1>     Distribution Agreement

        (2)<F3> Form of Standard-Broker Dealer Agreement for the Sale of Shares of Registrant

 (g)    (1)<F3>     Form of Custodian Services Agreement

        (2)<F3>     Fee Letter regarding Custodian Services Fees

        (3)<F3>     Sub-Custodian Custody Agreement

 (h)    (1)<F1>     IRA Disclosure Statement and Custodial Account
                    Agreement

 (h)    (2)<F3>     Form of Transfer Agency Services Agreement

        (3)<F3>     Fee Letter regarding Transfer Agency Services Fees

        (4)<F3>     Form of Administration and Accounting Services
                    Agreement

        (5)<F3>     Fee Letter regarding Administration and Accounting
                    Services Fees

        (6)         Equity Based Plan for Non-Interested Person
                    Trustees of the Trust

 (i)    (1)<F3>     Opinion and consent of Debevoise & Plimpton

        (2)<F2>     Opinion and consent of Richards, Layton & Finger

 (j)                Consent of PricewaterhouseCoopers LLP


 (l)<F3>            Form of Subscription Agreement

 (m)    (1)<F3>     Distribution Plan

        (2)<F2> Service Agreement between Sunstone Financial Group, Inc., on behalf of the Fund, and Jack White &
                    Company

        (3)<F3>     Services Agreement with Fidelity Brokerage
                    Services, Inc.

        (4)<F3>     Retail Services Agreement with Charles Schwab &
                    Co., Inc.

        (5)<F3> No Transaction Fee Fund Servicing Agreement with National Investor Services Corp.

        (6)<F3>     Letter Agreement between Hewes Communications, Inc.
                    and Registrant

 (n)                Financial Data Schedule


                                                                  Ex-99.h-6)
                                                                  --------------

                      EQUITY-BASED PLAN FOR NON-INTERESTED
                               PERSON TRUSTEES OF
                       THE HAVEN CAPITAL MANAGEMENT TRUST
                         (As Adopted November 19, 1998)


1.   Purpose.
     --------

          The purpose of this Equity-Based Plan for Non-Interested Person Trustees (the "Equity-Based Plan") is to provide eligible trustees of The Haven Capital Management Trust (the "Trust") with the opportunity to defer the receipt of compensation earned by them as trustees in lieu of receiving payment of such compensation currently and to give them to the extent of such deferred compensation and other compensation a pecuniary interest in the investment performance of the Trust.

2.   Eligibility.
     ------------

          Any Trustee who is not an "interested person" of the Trust as such term is defined in the Investment Company Act of 1940 (an "Independent Trustee") shall be eligible to participate in the Equity-Based Plan, if he or she so elects (a "Participant").

3.   Amounts of Deferrals.
     ---------------------

          By notice to the Trust, an Independent Trustee may elect to defer receipt of all or a specified portion of any compensation earned by such Independent Trustee for serving as a Trustee or as a member of any committee of the Trust and of any other compensation (including fees for attending meetings) earned by such Independent Trustee. Expenses of attending meetings of the Trustees or committees of the Trustees may not be deferred.

4.   Equity-Based Accounts.
     ----------------------

          A deferred compensation equity-based account (the "Account") shall be established by the Trust in the name of each Participant. Any compensation deferred by a Participant pursuant to section 3 will be credited to such Participant's Account on the date such compensation otherwise would have been payable to such Participant.


5.   Account Investment.
     -------------------

          (a) TREATMENT OF CREDIT AMOUNTS. Any amounts credited at any time to a Participant's Account established by the Trust shall be deemed invested in a number of shares of beneficial interest of the Trust equal to the quotient of
(a) the amount credited to the Participant's Account divided by (b) the Net Asset Value per share as of the date such amount is so credited. The Net Asset Value per share shall be determined as set forth in the Trust's Declaration of Trust. If the Trust has more than one series, the amount credited to the Participant's Account shall be allocated between or among the series on the same basis as the compensation being deferred.

          (b) MERGERS, ETC. In the event that the Trust shall pay a stock dividend on, or split up, combine, reclassify or substitute other securities by merger, consolidation or otherwise for its outstanding shares, the number of shares credited to the Participant's Account shall be adjusted to preserve rights substantially proportionate to the rights held immediately prior to such event.

          (c) DISTRIBUTIONS. On each payable date of a dividend or capital gains distribution declared by the Trustees of the Trust, the Account will be credited with the number of full and fractional shares of the Trust or series that the shares of such Trust or series deemed to be held in the Account would have purchased if such dividend or distribution had been reinvested at the Net Asset Value on such payable date.

6.   Manner of Electing Deferrals; Payment Elections.
     ------------------------------------------------

          (a) NOTICE. Each Participant shall complete, sign and file with the Trust a Notice of Election (the "Notice") in one or more of the forms attached hereto as Exhibits A and B.

          (b) DATE OF FIRST PAYOUT OF DEFERRALS UNDER SECTION 3. With respect to amounts deferred pursuant to section 3, each Participant shall have the right in the Notice to elect to defer the receipt of such deferred compensation until any one of the following events, which such Participant shall specify in the
Notice:

     (i) the first business day of January following the year in which such Participant ceases to be an Independent Trustee;
     (ii) the date such Participant specifically chooses (but not earlier than the January 1 of the second calendar year following the calendar year in which such election is made); or
     (iii) the date on which some specific future event occurs which is not within the Participant's control.

          (c) FAILURE TO DESIGNATE. If a Participant fails to designate in his or her Notice a time or date as of which payment of his or her Account (or any part of his or her Account) shall commence, payment of such amount shall commence as of the date set forth in (b)(i) above (unless the Participant files an amended Notice in compliance with section 8(b) selecting a different distribution date). If a Participant fails to designate in his or her Notice the manner of distribution to apply to his or her Account (or any part of his or her Account), such Account shall be distributed in a lump sum (unless the Participant files an amended Notice in compliance with section 8(b) selecting a different method of distribution).

          (d) DISSOLUTION, ETC. Deferrals under this Equity-Based Plan which are deemed invested in shares of the Trust (or series of the Trust) shall be distributed upon the dissolution, liquidation or winding up of the Trust (or other termination of the series), whether voluntary or involuntary; or the voluntary sale, conveyance or transfer of all or substantially all of the Trust's (or a series') assets (unless the obligations of the Trust or the series shall have been assumed by another investment company or another series of an investment company); or the merger of a Trust into another trust or corporation or its consolidation with one or more other trusts or corporations (unless the obligations of the Trust are assumed by such surviving entity and such surviving entity is another investment company).

          (e) HARDSHIP. Upon application by a Participant and a determination by the Trustees of the Trust that the Participant has suffered a severe and unanticipated financial hardship, the Administrator shall distribute to the Participant, in a single lump sum, an amount equal to the lesser of the amount needed by the Participant to meet the hardship (pro-rata among the Accounts), or the balance of the Participant's Accounts.

7.   Effective Date and Duration of Deferral Elections.
     --------------------------------------------------

          (a) ELECTION IRREVOCABLE. Except as provided in sections 7(b) and 8(a), any election by a Participant to defer compensation pursuant to section 3 shall be irrevocable from and after the date on which such person's Notice is filed with the Trust. Elections to defer compensation pursuant to section 3 shall be effective to defer a Participant's compensation as follows:

     (i) As to any Independent Trustee in office on the effective date of the Equity-Based Plan who files a Notice no later than 60 days after such effective date, the Notice shall be effective to defer any compensation which may be deferred pursuant to section 3 and is earned by such Independent Trustee after the date of the filing of the Notice;

     (ii) As to any nominee for the office of trustee who has not previously served as an Independent Trustee and who files a Notice prior to his or her election as an Independent Trustee, such election to defer compensation pursuant to section 3 shall be effective to defer any compensation which may be deferred pursuant to section 3 and is earned by such nominee after his or her election as an Independent Trustee; and

     (iii)As to any other Independent Trustee, the election to defer compensation pursuant to section 3 shall be effective to defer any compensation which may be deferred pursuant to section 3 and is earned from and after January 1 of the calendar year next succeeding the year in which the Notice is filed.

          (b) CONTINUANCE OF NOTICES. Any election to defer compensation pursuant to section 3 made by an Independent Trustee shall continue in effect unless and until the Trust is notified in writing by such Independent Trustee prior to the end of any calendar year that he or she wishes to terminate such election or modify the amount of compensation deferred pursuant to such election. Any such revocation or modification shall be effective only with re-spect to compensation earned after the calendar year in which such amended Notice is filed with the Trust. Upon receipt by the Trust from an Independent Trustee of such an amended Notice, the applicable portion of compensation earned by such Independent Trustee from and after January 1 of the calendar year succeeding the day on which such Notice was received shall be paid currently and no longer deferred as provided in the Equity-Based Plan. However, any amounts in such Independent Trustee's Account on such January 1 and any amount which the Independent Trustee thereafter defers shall continue to be payable in accordance with the Notice (or Notices) pursuant to which it was deferred except as provided in section 8(a).

          (c) SUBSEQUENT NOTICE. An Independent Trustee who has filed a Notice to terminate deferment of compensation may thereafter again file a Notice to participate pursuant to section 6 hereof effective for the calendar year subse-quent to the calendar year in which he or she files the new Notice.

8.   Changes in Form and Timing of Payment of Deferred Amounts.
     ----------------------------------------------------------

          A Participant may elect to change the timing and manner of any distribution election with respect to any or all amounts deferred and credited with respect to the Participant under the Equity-Based Plan by filing an amended Notice with the Trust

          (a) prior to the calendar year in which the Participant ceases to be an Independent Trustee, and

          (b) by a date such that at least one full calendar year elapses between

          (i)  the date as of which such amended Notice is filed and

          (ii) each of

               (A) the date as of which a distribution would otherwise have commenced and

               (B) the date as of which such distribution will commence under such amended Notice.

No such amended Notice shall, however, provide for payment of an amount credited under section 3 earlier than permitted in accordance with section 6(b), except as provided in section 9(b).

9.   Payment of Amounts Credited to Accounts.
     ----------------------------------------

          (a) MANNER OF PAYMENT. An Account established by the Trust for a Participant will be paid in a lump sum or in annual installments, or both, as specified in his or her Notice or amended Notice, and at the time or times specified in the Notice or amended Notice. If installments are elected by a Participant, such installments shall be paid in cash and the amount of the first cash payment shall be a fraction of the then value of the portion of such Account to be paid in installments, the numerator of which is one, and the denominator of which is the total number of installments. The amount of each subsequent cash payment shall be a fraction of the then value of such portion of such Account remaining after the prior payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid. If a lump sum is elected, payment shall be made in the full and fractional shares of the Trust (and of any series of such Trust) in which the portion of such Participant's Account to be paid in a lump sum is deemed invested.

          (b) PAYMENT OF BENEFICIARY. In the event of a Participant's death before he or she has received payment of all amounts in an Account established by the Trust for such Participant, the value of such Account shall be paid to the beneficiary designated in such Participant's Notice or, if no such beneficiary is designated, to such Participant's estate, in accordance with the provisions of the Equity-Based Plan. Any beneficiary so designated by a Participant may be changed at any time by notice in writing from such Participant to the Trust. Payments to a beneficiary shall be made in a lump sum or in installments, or both, as specified in the Participant's Notice or amended Notice. If a lump sum is elected, payment shall be made as soon as reasonably possible in the full and fractional shares of the Trust (and of any series of such Trust) in which such Account is deemed invested. If installments are elected, such installments shall be paid in cash in amounts determined as provided in section 9(a). If a Participant fails to designate in a Notice or amended Notice on file with the Trust at the time of his or her death the manner of distribution to his or her designated beneficiary, any distribution to such beneficiary (or if no such beneficiary is designated, to his or her estate) shall be made in a lump sum.

10.  Statements of Account.
     ----------------------

          The Trust will furnish each Participant with a statement setting forth the value of such Participant's Account under the Equity-Based Plan and the value of each portion of the Account that relates to amounts deferred under section 3 as of the end of each calendar year and all credits to and payments from such Account during such year. Such statements will be furnished no later than 60 days after the end of each calendar year.

11.  Rights in Accounts.
     -------------------

          Credits to Accounts and any shares purchased by the Trust to help satisfy the contractual obligations with respect to such Accounts shall remain part of the general assets of the Trust, shall at all times be the sole and absolute property of the Trust and shall in no event be deemed to constitute a fund, trust or collateral security for the payment of the deferred compensation to which Participants are entitled from such Accounts. The right of any Participant or his or her designated beneficiary or estate to receive future payment of deferred compensation under the provisions of the Equity-Based Plan shall be an unsecured claim against general assets of the Trust, if any, available at the time of payment.

12.  Non-Assignability.
     ------------------

          Neither any Participant, his or her designated beneficiary nor his or her estate, nor any other person shall have the right to encumber, pledge, sell, assign or transfer the right to receive payments under the Equity-Based Plan, except by will or by the laws of descent and distribution. All such payments and the right thereto are expressly declared to be non-assignable.

13.  Administration.
     ---------------

          The Equity-Based Plan shall be administered by one or more officers of the Trust appointed by the Trustees of the Trust (the "Administrator"). All Notices and amendments shall be filed with the Administrator and the Administrator shall be responsible for maintaining records of all Accounts and for furnishing the annual statements of account provided for in section 11. The Administrator shall also have the general authority to interpret, construe and implement provisions of the Equity-Based Plan. Any determination by such officer(s) shall be binding on the Participant and shall be final and conclusive.

14.  Amendment or Termination.
     -------------------------

          The Equity-Based Plan may at any time be amended, modified or terminated by the Trustees of the Trust. However, no amendment, modification or termination shall adversely affect any Participant's rights in respect of amounts theretofore credited to his or her Account.

15.  Effective Date.
     ---------------

          The Equity-Based Plan shall be effective as of November 19, 1998, and any amendments hereto shall be effective on the date of adoption thereof by the Trustees of the Trust or as otherwise provided in such amendments.



                            INDEPENDENT TRUSTEES OF
                       THE HAVEN CAPITAL MANAGEMENT TRUST
                       ----------------------------------


                               Notice of Election
                          Under the Equity-Based Plan
                          ---------------------------


     Effective for compensation that I earn as an Independent Trustee of The Haven Capital Management Trust in the future after I become an Independent Trustee or after the calendar year in which this Notice of Election is filed with the Trust if I am already an Independent Trustee, I hereby elect, as follows:


A.   Deferrals pursuant to section
     3 of the Equity-Based Plan
     --------------------------

     1.   Amount Deferred:
          ----------------

          --------  (a)  All compensation that I may defer pursuant to section 3 of the Equity-Based Plan

          --------  (b)  $__________________per quarter

          --------  (c)  Other: _________________________________

     2.   Period of Election:
          -------------------

          Subject to my further election to change or terminate this election, my deferred election under item 1 shall continue:

          --------  (a)  Until I cease to be an Independent Trustee

          --------  (b)  Until ____________________________________
                                    [specify date or event]

     3.   Time of Payment:
          ----------------

          --------  (a)  The first business day of January following the year in which I cease to be an Independent Trustee

          --------  (b)  The first business day of (not earlier than January 1 of the second calendar year following the calendar year in which this Notice of Election is filed with the Trust): ________________________________________
                                          [specify month/year]

          --------  (c)  The date of the following specific event which is not within my control: ________________________

     4.   Number of Payments:
          -------------------

          --------  (a)  Entire amount in a lump sum

          --------  (b)  In __________ annual installments calculated as provided in section 9(a) of the Equity-Based Plan

          --------  (c)  With the consent of the Trust, as follows:________


B.   Designation of Beneficiary:
     ---------------------------

     I hereby designate ______________________<F1> as my beneficiary to receive all payments in the event of my death before payments in full hereunder have been made. In the event that the said beneficiary predeceases me, I hereby designate ___________________________ <F1> as beneficiary instead.

     Benefits payable to my designated beneficiary shall be paid in accordance with section 9(b) of the Equity-Based Plan, as follows:

          --------  (a)  Entire amount in a lump sum

          --------  (b)  In __________________ annual installments calculated as provided in section 9(a) of the Equity-Based Plan

          --------  (c)  In the event I have elected pursuant to A4(b) above to receive annual installments but such installments have not been paid in full, such installments shall be continued and paid to my designated beneficiary

          --------  (d)  With the consent of the Trust, as follows:

                         ----------------------------




                                        ------------------------------------
                                        Name:


Date:
     --------------------


<F1> If more than one beneficiary is to be designated, add a page listing the beneficiaries and specify the percentage of each payment to be received by each beneficiary.



                            INDEPENDENT TRUSTEES OF
                       THE HAVEN CAPITAL MANAGEMENT TRUST
                       ----------------------------------


                           Amended Notice of Election
                          Under the Equity-Based Plan
                          ----------------------------


     I hereby elect pursuant to section 7(b) or 7(c) and section 8 of the Equity-Based Plan to change all prior Notices of Election I have filed with the Trust as follows:

A.   Deferrals pursuant to section
     3 of the Equity-Based Plan
     --------------------------

     1.   Amount Deferred:
          ----------------

          Effective for compensation earned as an Independent Trustee of the Trust after the calendar year in which this Amended Notice of Election is filed with the Trust, I hereby elect to defer under section 3 of the Equity-Based Plan:

          -------- (a) All compensation that I may defer pursuant to section 3 of the Equity-Based Plan

          --------  (b)  $________ per quarter

          --------  (c)  Other: ____________________________

          --------  (d)  None

     2.   Period of Election:
          -------------------

          Subject to my further election to change or terminate this election, my deferred election under item 1 shall continue:

          --------  (a)  Until I cease to be an Independent Trustee

          --------  (b)  Until _____________________________
                                  [specify date or event]

          Effective for all amounts deferred under section 3 of the Equity-Based Plan, including any amounts previously deferred, I hereby elect as follows:

     3.   Time of Payment:
          ----------------

          --------  (a)  The first business day of January following the year in which I cease to be an Independent Trustee

          --------  (b)  The first business day of (which day cannot be earlier than the January 1 of the second calendar year following the calendar year in which this Amended Notice of Election is filed with the Trust):
                         ________________________
                           [specify month/year]

          --------  (c)  The date of the following specific event which is not within my control:_________________________

     4.   Number of Payments:

          --------  (a)  Entire amount in a lump sum

          --------  (b)  In _____ annual installments calculated as provided in section 9(a) of the Equity-Based Plan

          --------  (c)  With the consent of the Trust, as
                         follows:_________________________

B.   Designation of Beneficiary:
     ---------------------------

     I hereby revoke any prior beneficiary designation I may have made under the Equity-Based Plan, and I hereby designate ___________________<F1> as my beneficiary to receive payments in the event of my death before payments in full hereunder have been made. In the event that the said beneficiary pre-deceases me, I hereby designate ____________________<F1> as beneficiary instead.

     Benefits payable to my designated beneficiary shall be paid in accordance with section 9(b) of the Equity-Based Plan, as follows:

          --------  (a)  Entire amount in a lump sum

          --------  (b)  In _______________ annual installments calculated as provided in section 9(a) of the Equity-Based Plan

          --------  (c)  In the event I have elected pursuant to A4(b) above to receive annual installments but such installments have not been paid in full, such installments shall be continued and paid to my designated beneficiary

          --------  (d)  With the consent of the Trust, as follows:

                         ----------------------------------


     I understand that this Amended Notice of Election shall be valid with respect to changes in the timing or number of payments only if it is filed with the Trust (1) prior to the calendar year in which I cease to be an Independent Trustee, (2) by a date such that one full calendar year elapses between the filing of this Amended Notice with the Trust and the date my distribution would otherwise have commenced under my prior Notice of Election and (3) by a date such that one full calendar year elapses between the filing of this Amended Notice with the Trust and the date my distribution will commence under this Amended Notice of Election. My prior Notice of Election shall be effective to the extent this Amended Notice of Election is invalid and to the extent no entry is made under any of the above items.



                                        ------------------------------------
                                        Name:

Date:
     --------------------


<F1> If more than one beneficiary is to be designated, add a page listing the beneficiaries and specify the percentage of each payment to be received by each beneficiary.


                                                                     Ex-99.j


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Post-Effective Amendment No. 9 under the Securities Act of 1933, as amended, to the Registration Statement of The Haven Capital Management Trust comprised of The Haven Fund on Form N-1A (File No. 33-76670) of our report dated December 2, 1998 on our audit of the financial statements and financial highlights of The Haven Capital Management Trust, which report is included in the Annual Report to Shareholders for the year ended October 31, 1998 which is incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference to our Firm under the headings "Key Facts-Financial Highlights" and "More About the Fund-The Exchange" in the Prospectus and on the cover page and under "Investment Advisory and Other Services-Independent Public Accountants" in the Statement of Additional Information.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 1998


                                                                     Ex-27.n

[ARTICLE] 6
[CIK] 0000920699
[NAME] THE HAVEN CAPITAL MANAGEMENT TRUST

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          OCT-31-1998
[PERIOD-END]                               OCT-31-1998
[INVESTMENTS-AT-COST]                         59039026
[INVESTMENTS-AT-VALUE]                        77875225
[RECEIVABLES]                                    56983
[ASSETS-OTHER]                                   68946
[OTHER-ITEMS-ASSETS]                               414
[TOTAL-ASSETS]                                78001568
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       311269
[TOTAL-LIABILITIES]                             311269
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                      50699116
[SHARES-COMMON-STOCK]                          5437386
[SHARES-COMMON-PRIOR]                          5356231
[ACCUMULATED-NII-CURRENT]                       177863
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        7976705
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                      18836615
[NET-ASSETS]                                  77690299
[DIVIDEND-INCOME]                              1106464
[INTEREST-INCOME]                               341151
[OTHER-INCOME]                                       0
[EXPENSES-NET]                               (1034440)
[NET-INVESTMENT-INCOME]                         413175
[REALIZED-GAINS-CURRENT]                       8045865
[APPREC-INCREASE-CURRENT]                    (8092076)
[NET-CHANGE-FROM-OPS]                           366964
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                     (448301)
[DISTRIBUTIONS-OF-GAINS]                     (7848458)
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        2772497
[NUMBER-OF-SHARES-REDEEMED]                  (7944801)
[SHARES-REINVESTED]                            6023822
[NET-CHANGE-IN-ASSETS]                       (7078277)
[ACCUMULATED-NII-PRIOR]                         217521
[ACCUMULATED-GAINS-PRIOR]                      7774766
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           491740
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                1034440
[AVERAGE-NET-ASSETS]                          81988320
[PER-SHARE-NAV-BEGIN]                            15.83
[PER-SHARE-NII]                                    .08
[PER-SHARE-GAIN-APPREC]                          (.02)
[PER-SHARE-DIVIDEND]                             (.08)
[PER-SHARE-DISTRIBUTIONS]                       (1.52)
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              14.29
[EXPENSE-RATIO]                                   1.26
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0